EXHIBIT 99.1



                          Banc of America Securities
                                                    [LOGO OMITTED]

------------------------------------------------------------------------------


MBS New Issue Term Sheet

CHL Mortgage Pass-Through Trust 2005-11

Issuer

Mortgage Pass-Through Certificates, Series 2005-11
$ 1,305,935,672 (approximate)

Classes 1-A-1, 2-A-1, 3-A-1, 3-A-2, 3-A-3, 4-A-1, 4-A-2, 5-A-1, 5-A-2, 6-A-1,
6-A-2, II-M-1, II-B-1, II-B-2, III-M-1, III-B-1 and III-B-2 (Offered
Certificates)

CWMBS, Inc.

Depositor

Countrywide Home Loan Servicing LP

Master Servicer


February 14, 2005




------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

-----------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
           Principal    WAL (Yrs)                      Last Scheduled             Certificate Interest
  Class   Balance $(1) (Roll/Call/Mat)(2)    Prin Pmt (Mths) (Roll/Call/Mat)(2)         Rate Type
--------------------------------------------------------------------------------------------------------
  1-A-1    85,121,000   1.96 / 2.95 / 3.23              36 / 94 / 361                     (4)
--------------------------------------------------------------------------------------------------------
  1-A-R       100
--------------------------------------------------------------------------------------------------------
  2-A-1    71,440,000  3.12 / 2.96 / 3.27              120 / 94 / 360                     (5)
--------------------------------------------------------------------------------------------------------
  I-M-1    2,914,000                          Information Not Provided Herein
-----------------------                                                                                -
  I-B-1    2,499,000
-----------------------                                                                                -
  I-B-2    1,665,000
--------------------------------------------------------------------------------------------------------
  I-B-3    1,333,000                                 Privately Placed
-----------------------                                                                                -
  I-B-4     916,000
-----------------------                                                                                -
  I-B-5     666,183
--------------------------------------------------------------------------------------------------------
  3-A-1    35,000,000  N.A / 3.7 / 4.03                N.A / 118 / 361                    (6)
--------------------------------------------------------------------------------------------------------
  3-A-2    15,000,000  N.A / 3.7 / 4.03                N.A / 118 / 361                    (6)
--------------------------------------------------------------------------------------------------------
  3-A-3   181,922,000  N.A / 3.7 / 4.03                N.A / 118 / 361                    (6)
--------------------------------------------------------------------------------------------------------
  4-A-1   249,080,000  N.A / 3.77 / 4.12               N.A / 118 / 361                    (7)
--------------------------------------------------------------------------------------------------------
  4-A-2   106,748,000  N.A / 3.77 / 4.12               N.A / 118 / 361                    (7)
--------------------------------------------------------------------------------------------------------
 II-M-1    14,335,000  N.A / 6.5 / 7.25                N.A / 118 / 361                    (8)
--------------------------------------------------------------------------------------------------------
 II-B-1    11,150,000  N.A / 6.5 / 7.25                N.A / 118 / 361                    (9)
--------------------------------------------------------------------------------------------------------
 II-B-2    8,601,000   N.A / 6.5 / 7.25                N.A / 118 / 361                    (10)
--------------------------------------------------------------------------------------------------------
 II-B-3    8,920,000                                  Privately Placed
-----------------------                                                                                -
 II-B-4    3,823,000
-----------------------                                                                                -
 II-B-5    2,548,687
--------------------------------------------------------------------------------------------------------
  5-A-1   122,209,000  N.A / 3.77 / 4.16               N.A / 117 / 360                    (11)
--------------------------------------------------------------------------------------------------------
  5-A-2    11,639,000  N.A / 3.77 / 4.16               N.A / 117 / 360                    (11)
--------------------------------------------------------------------------------------------------------
  6-A-1   229,758,000  N.A / 3.61 / 3.93               N.A / 117 / 359                    (12)
--------------------------------------------------------------------------------------------------------
  6-A-2    98,467,000  N.A / 3.61 / 3.93               N.A / 117 / 359                    (12)
--------------------------------------------------------------------------------------------------------
 III-M-1   10,547,000  N.A / 6.4 / 7.16                N.A / 117 / 360                    (13)
--------------------------------------------------------------------------------------------------------
 III-B-1   9,292,000   N.A / 6.4 / 7.16                N.A / 117 / 360                    (14)
--------------------------------------------------------------------------------------------------------
 III-B-2   6,780,000   N.A / 6.4 / 7.16                N.A / 117 / 360                    (15)
--------------------------------------------------------------------------------------------------------
 III-B-3   4,521,000                                   Privately Placed
-----------------------                                                                                -
 III-B-4   2,511,000
-----------------------                                                                                -
 III-B-5   6,529,702
--------------------------------------------------------------------------------------------------------
   3-X    231,922,000                           Information Not Provided Herein
-----------------------                                                                                -
   4-X    355,828,000
-----------------------                                                                                -
   5-X    133,848,000
-----------------------                                                                                -
   6-X    328,225,000
-----------------------                                                                                -
  II-X     34,086,000
-----------------------                                                                                -
  III-X    26,619,000
--------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------
                                              Collateral    Expected
  Class               Tranche Type               Type       Ratings(16)
-----------------------------------------------------------------------
  1-A-1            Senior - Pass Thru           Group 1        (17)
-----------------------------------------------------------------------
  1-A-R                 Residual                Group 1
-----------------------------------------------------------------------
  2-A-1            Senior - Pass Thru           Group 2        (17)
-----------------------------------------------------------------------
  I-M-1               Subordinate            Groups 1 & 2
--------     ----------------------------------------------------------
  I-B-1               Subordinate            Groups 1 & 2
--------     ----------------------------------------------------------
  I-B-2               Subordinate            Groups 1 & 2
-----------------------------------------------------------------------
  I-B-3               Subordinate            Groups 1 & 2
--------     ----------------------------------------------------------
  I-B-4               Subordinate            Groups 1 & 2
--------     ----------------------------------------------------------
  I-B-5               Subordinate            Groups 1 & 2
-----------------------------------------------------------------------
  3-A-1         Super Senior - Pass Thru        Group 3        (17)
-----------------------------------------------------------------------
  3-A-2           Support - Pass Thru           Group 3        (17)
-----------------------------------------------------------------------
  3-A-3            Senior - Pass Thru           Group 3        (17)
-----------------------------------------------------------------------
  4-A-1          Super Senior - Floater         Group 4        (17)
-----------------------------------------------------------------------
  4-A-2         Senior Support - Floater        Group 4        (17)
-----------------------------------------------------------------------
 II-M-1          Subordinate - Floater       Groups 3 & 4      (17)
-----------------------------------------------------------------------
 II-B-1          Subordinate - Floater       Groups 3 & 4      (17)
-----------------------------------------------------------------------
 II-B-2          Subordinate - Floater       Groups 3 & 4      (17)
-----------------------------------------------------------------------
 II-B-3               Subordinate            Groups 3 & 4
--------     ----------------------------------------------------------
 II-B-4               Subordinate            Groups 3 & 4
--------     ----------------------------------------------------------
 II-B-5               Subordinate            Groups 3 & 4
-----------------------------------------------------------------------
  5-A-1          Super Senior - Floater         Group 5        (17)
-----------------------------------------------------------------------
  5-A-2         Senior Support - Floater        Group 5        (17)
-----------------------------------------------------------------------
  6-A-1          Super Senior - Floater         Group 6        (17)
-----------------------------------------------------------------------
  6-A-2         Senior Support - Floater        Group 6        (17)
-----------------------------------------------------------------------
 III-M-1         Subordinate - Floater       Groups 5 & 6      (17)
-----------------------------------------------------------------------
 III-B-1         Subordinate - Floater       Groups 5 & 6      (17)
-----------------------------------------------------------------------
 III-B-2         Subordinate - Floater       Groups 5 & 6      (17)
-----------------------------------------------------------------------
 III-B-3              Subordinate            Groups 5 & 6
--------     ----------------------------------------------------------
 III-B-4              Subordinate            Groups 5 & 6
--------     ----------------------------------------------------------
 III-B-5              Subordinate            Groups 5 & 6
-----------------------------------------------------------------------
   3-X               Senior IO / PO             Group 3
--------     ----------------------------------------------------------
   4-X             Senior WAC IO / PO           Group 4
--------     ----------------------------------------------------------
   5-X               Senior WAC IO              Group 5
--------     ----------------------------------------------------------
   6-X             Senior WAC IO / PO           Group 6
--------     ----------------------------------------------------------
  II-X          Subordinate WAC IO / PO      Groups 3 & 4
--------     ----------------------------------------------------------
  III-X         Subordinate WAC IO / PO      Groups 5 & 6
-----------------------------------------------------------------------

(1)  The Certificate sizes are approximate and are subject to a +/- 5% variance.

(2) The WAL and Last Scheduled Principal Payment to Call and to Maturity for the Class 1-A-1 and Class 2-A-1 Certificates are shown at the pricing speed of 25% CPR. The WAL and Last Scheduled Principal Payment to Call and to Maturity for the Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 4-A-1,Class 4-A-2, Class II-M-1, Class II-B-1, Class II-B-2, Class 5-A-1, Class 5-A-2, Class 6-A-1, Class 6-A-2, Class III-M-1, Class III-B-1 and Class III-B-2 Certificates are shown at the pricing speed of 20% CPR.

(3) The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

(4) Interest will accrue on these Certificates at a per annum rate equal Weighted Average Net Mortgage Rate of Loan Group 1 (based on the aggregate Stated Principal Balance of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For the initial Distribution Date in March 2005, this rate is expected to be approximately [ ]% per annum.



Banc of America Securities LLC                                               2
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities            CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


(5) Interest will accrue on these Certificates at a per annum rate equal Weighted Average Net Mortgage Rate of Loan Group 2 (based on the aggregate Stated Principal Balance of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For the initial Distribution Date in March 2005, this rate is expected to be approximately [ ]% per annum.

(6) For the Initial Distribution Date, the Class 3-A-1, 3-A-2 and 3-A-3 Certificates will have an interest rate equal to the Weighted Average Net Mortgage Rate of Loan Group 3, and for each distribution date thereafter, the Class 3-A-1, 3-A-2 and 3-A-3 Certificates will have an interest rate equal to the Weighted Average Net Mortgage Rate of Loan Group 3 minus [ ]%.

(7) The Class 4-A-1 and 4-A-2 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ]% and [ ]%, respectively (which margins double on the first distribution date after the related Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the related Net WAC Cap (as described herein) and (iii) 10.50%.

(8) The Class II-M-1 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] % (which margin increases by 1.5 times on the first distribution date after the related Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the related Aggregate Group Net WAC Cap (as described herein) and (iii) 10.50%.

(9) The Class II-B-1 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] % (which margin increases by 1.5 times on the first distribution date after the related Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the related Aggregate Group Net WAC Cap (as described herein) and (iii) 10.50%

(10) The Class II-B-2 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] % (which margin increases by 1.5 times on the first distribution date after the related Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the related Aggregate Group Net WAC Cap (as described herein) and (iii) 10.50%

(11) The Class 5-A-1 and 5-A-2 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ]% and [ ]%, respectively (which margins double on the first distribution date after the related Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the related Net WAC Cap (as described herein) and (iii) 11.50%

(12) The Class 6-A-1 and 6-A-2 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ]% and [ ]%, respectively (which margins double on the first distribution date after the related Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the related Net WAC Cap (as described herein) and (iii) 10.50%

(13) The Class III-M-1 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] % (which margin increases by 1.5 times on the first distribution date after the related Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the related Aggregate Group Net WAC Cap (as described herein) and (iii) 10.50%.

(14) The Class III-B-1 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] % (which margin increases by 1.5 times on the first distribution date after the related Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the related Aggregate Group Net WAC Cap (as described herein) and (iii) 10.50%

(15) The Class III-B-2 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] % (which margin increases by 1.5 times on the first distribution date after the related Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the related Aggregate Group Net WAC Cap (as described herein) and (iii) 10.50%

(16) The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

(17) Will be rated by 2 of the 3 Rating Agencies.


Banc of America Securities LLC                                               3
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                   Preliminary Summary of Terms
----------------------------------------------------------------------------------------------------------------------------------

Transaction:                             CHL Mortgage Pass-Through Trust 2005-11
                                         Mortgage Pass-Through Certificates, Series 2005-11

Lead Manager (Book Runner):              Banc of America Securities LLC.

Master Servicer:                         Countrywide Home Loans Servicing LP.

Trustee:                                 The Bank of New York.

Rating Agencies:                         Two of Standard & Poor's, Moody's and/or Fitch will rate the Offered Certificates.

Transaction Size:                        $1,305,935,672

Securities Offered:                      $85,121,000 Class 1-A-1 Certificates
                                         $71,440,000 Class 2-A-1 Certificates
                                         $35,000,000 Class 3-A-1 Certificates
                                         $15,000,000 Class 3-A-2 Certificates
                                         $181,922,000 Class 3-A-3 Certificates
                                         $249,080,000 Class 4-A-1 Certificates
                                         $106,748,000 Class 4-A-2 Certificates
                                         $122,209,000 Class 5-A-1 Certificates
                                         $11,639,000 Class 5-A-2 Certificates
                                         $229,758,000 Class 6-A-1 Certificates
                                         $98,467,000 Class 6-A-2 Certificates
                                         $14,335,000 Class II-M-1 Certificates
                                         $11,150,000 Class II-B-1 Certificates
                                         $8,601,000 Class II-B-2 Certificates
                                         $10,547,000 Class III-M-1 Certificates
                                         $9,292,000 Class III-B-1 Certificates
                                         $6,780,000 Class III-B-2 Certificates

Expected Closing Date:                   February 28, 2005.

Due Period:                              The 2nd business day of each month through the 1st business day of the following month.

Distribution Date:                       25th of each month, or the next succeeding business day (First Distribution Date: March
                                         25, 2005)

Cut-Off Date:                            February 1, 2005

Class A Certificates:                    Class 1-A-1, Class A-R, Class 2-A-1, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-X,
                                         Class 4-A-1, Class 4-A-2, Class 4-X, Class 5-A-1, Class 5-A-2, Class 5-X, Class 6-A-1,
                                         Class 6-A-2 and Class 6-X (the "Class A Certificates").
----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                               4
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms (Cont.)
----------------------------------------------------------------------------------------------------------------------------------

Super Senior Certificates:               The Class 3-A-1, Class 4-A-1, Class 5-A-1 and Class 6-A-1 Certificates.

Senior Support Certificates:             The Class 3-A-2, Class 4-A-2, Class 5-A-2 and Class 6-A-2 Certificates.

Subordinate Certificates:                The Class I-M-1, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5
                                         Certificates (the "Aggregate Group I Subordinate Certificates"), the Class II-M-1, Class
                                         II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates (the
                                         "Aggregate Group II Subordinate Certificates") the Class III-M-1, Class III-B-1, Class
                                         III-B-2, Class III-B-3, Class III-B-4 and Class III-B-5 Certificates (the "Aggregate
                                         Group III Subordinate Certificates") will collectively be referred to as the "Subordinate
                                         Certificates".

Day Count:                               30/360 and ACT/360, as applicable.

Pricing Speed:                           25% CPR for Loan Group 1 and Loan Group 2.

                                         20% CPR for Loan Group 3, Loan Group 4, Loan Group 5 and Loan Group 6.

Aggregate Loan Group I:                  Loan Groups 1 and 2 collectively.

Aggregate Loan Group II:                 Loan Groups 3 and 4 collectively.

Aggregate Loan Group III:                Loan Groups 5 and 6 collectively.

Clearing:                                DTC, Clearstream and Euroclear.

                                         Original Certificate           Minimum                    Incremental
Denominations:                                  Form                 Denominations                Denominations
                                                ----                 -------------                -------------
    Class A Certificates                     Book Entry                 $25,000                       $1,000

SMMEA Eligibility:                       The Class A Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                       Subject to the considerations in the prospectus supplement, the Offered Certificates are expected to be eligible for purchase by certain ERISA plans.

Tax Structure:                           REMIC

Aggregate Loan Group Clean               For any Aggregate Loan Group, the first Distribution Date on which the aggregate Stated
Up Call Date:                            Principal Balance of the Mortgage Loans of that Aggregate Loan Group equals 10% or less of its initial balance as of the Cut-off Date.
----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                               5
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms (Cont.)
----------------------------------------------------------------------------------------------------------------------------------

Administrative Fee:                      The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a)
                                         servicing compensation payable to the Master Servicer in respect of its servicing activities (the "Master Servicing Fee Rate"), (b) fees paid to the Trustee ("Trustee Fee
                                         Rate") and (c) any lender paid mortgage insurance ("LPMI Fee Rate"). The Administrative
                                         Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the
                                         "Administrative Fee Rate") equal to the sum of the Master Servicing Fee Rate for such
                                         Mortgage Loan, the Trustee Fee Rate, and any applicable LPMI Fee Rate. The Trustee Fee
                                         Rate will be 0.009% per annum. The Master Servicing Fee Rate for all Loan Groups initially will be 0.250% and 0.375% per annum. The LPMI Fee Rate for each Mortgage Loan ranges from 0.000% to 0.89%.

Compensating Interest:                   The aggregate servicing fee payable to the Master Servicer for an Aggregate Loan Group and any month will be reduced by an amount equal to the lesser of (i) the aggregate prepayment interest shortfall for that Aggregate Loan Group for such Distribution Date and (ii) one-twelfth of one half of 0.25% of the balance of the related Mortgage Loans.
                                         Such amounts will be used to cover interest shortfalls from full or partial prepayments of the related Mortgage Loans.

Net Mortgage Interest Rate:              As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the related Administrative Fee Rate.

Net WAC Cap:                             For any Loan Group and any Distribution Date, the weighted average of the Net Mortgage
                                         Interest Rates of the related Mortgage Loans, weighted on the basis of their Stated
                                         Principal Balances on the Due Date in the month preceding the month of such Distribution
                                         Date after giving effect to principal prepayments in the related Prepayment Period.

Aggregate Group Net WAC Cap:             For any Aggregate Loan Group and any Distribution Date, the weighted average of the Net
                                         Mortgage Interest Rates of the related Mortgage Loans, weighted on the basis of the
                                         Stated Principal Balances of the Mortgage Loans for the related Aggregate Loan Group on the due date in the month preceding the month of such Distribution Date after giving effect to principal prepayments in the related Prepayment Period.

Net Prepayments:                         For Loan Group 3, Loan Group 4 and Loan Group 6, Net Prepayments are equal to the excess, if any, of the (i) related Principal Prepayment Amount over (ii) the aggregate amount of
                                         Deferred Interest accrued on the Mortgage Loans in the applicable Loan Group from the preceding Due Date to the Due Date related to that Distribution Date.

Principal Prepayment                     The Principal Prepayment Amount for any Distribution Date and Loan Group will equal the
Amount:                                  sum of all amounts described in clauses (5) through (7) of the definition of Principal
                                         Amount for that Loan Group and Distribution Date.


Principal Payment Amount:                For any Loan Group and any Distribution Date, the sum of the amounts described in clauses
                                         (1) through (4) of the definition of Principal Amount for that Loan Group and
                                         Distribution Date.


----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                               6
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms (Cont.)
----------------------------------------------------------------------------------------------------------------------------------

Interest Accrual:                        Interest will accrue on the Class Certificate Balances of the Class 4-A-1, Class 4-A-2,
                                         Class 5-A-1, Class 5-A-2, Class 6-A-1, Class 6-A-2, Class II-M-1, Class II-B-1, Class
                                         II-B-2, Class III-M-1, Class III-B-1, and Class III-B-2 Certificates during each one-month period beginning on the 25th day of the prior month (or in the case of the first Distribution Date, from the Closing Date) through the 24th day of the month in which each Distribution Date occurs (each, an "Interest Accrual Period"). The initial
                                         Interest Accrual Period will be deemed to have commenced on February 28, 2005.

                                         Interest will accrue on the Class Certificate Balances of the Class 1-A-1, Class 2-A-1,
                                         Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs
                                         (each, an "Interest Accrual Period"). The initial Interest Accrual Period will be deemed to have commenced on February 1, 2005.

Negative Amortization Loans:             The Mortgage Loans in Loan Group 3, Loan Group 4 and Loan Group 6 are "Negative
                                         Amortization Loans." The Mortgage Index for the Mortgage Rates for the Mortgage Loans in
                                         Loan Group 3 is generally the Cost of Funds Index ("COFI") as listed under "Money Rates"
                                         in The Wall Street Journal most recently available as of the first day of the month prior to the month of such Adjustment Date. The Mortgage Indices for the Mortgage Rates for the
                                         Mortgage Loans in Loan Group 4 are generally the London interbank offered rate for one-month U.S. dollar deposits ("One-Month LIBOR Index" or "LIBOR") as listed under
                                         "Money Rates" in The Wall Street Journal most recently available as of the first day of the month prior to the month of such Adjustment Date and Moving Treasury Average index
                                         ("MTA") as listed under "Money Rates" in The Wall Street Journal most recently available as of the first day of the month prior to the month of such Adjustment Date. The Mortgage
                                         Indices for the Mortgage Rates for the Mortgage Loans in Loan Group 6 are generally COFI,
                                         LIBOR and MTA. The Mortgage Rates for the Negative Amortization Loans are generally fixed for the first one to six months following their origination dates (and the related
                                         Mortgage Rate during such time period is less than the applicable Loan Index and the related Gross Margin) and then they adjust monthly, but the scheduled payments on the
                                         Negative Amortization Loans adjust annually on a date specified in the related mortgage note, subject to the conditions (the "Payment Caps") that (i) the amount of the monthly payment (with the exception of each fifth payment adjustment date or the final payment adjustment date) will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth payment adjustment date and on the same day every fifth year thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%, depending on the maximum negative amortization for that Mortgage Loan) of the original principal balance due to Deferred Interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the Negative Amortization Loan over its remaining term to maturity.



----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                               7
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms (Cont.)
----------------------------------------------------------------------------------------------------------------------------------

Negative Amortization Loans              Since the Mortgage Rates on the Mortgage Loans in Loan Group 3, Loan Group 4 and Loan
(continued):                             Group 6 adjust at a different time than the monthly payments thereon and the Payment Caps may limit the amount by which the monthly payments may adjust, the amount of a monthly payment may be more or less than the amount necessary to fully amortize the principal balance of those Mortgage Loans over its then remaining term at the applicable Mortgage
                                         Rate. Accordingly, Mortgage Loans in Loan Group 3, Loan Group 4 and Loan Group 6 may be
                                         subject to reduced amortization (if the monthly payment due on a Due Date is sufficient to pay interest accrued from the preceding Due Date at the applicable Mortgage Rate but is not sufficient to reduce principal in accordance with a fully amortizing schedule);
                                         negative amortization (if interest accrued from the preceding Due Date at the applicable
                                         Mortgage Rate is greater than the entire monthly payment due on the current Due Date
                                         (such excess accrued interest, "Deferred Interest")); or accelerated amortization (if the monthly payment due on a Due Date is greater than the amount necessary to pay interest accrued from the preceding Due Date at the applicable Mortgage Rate and to reduce principal in accordance with a fully amortizing schedule). Any Deferred Interest is added to the principal balance of the applicable Mortgage Loan and, if such Deferred Interest is not offset by subsequent accelerated amortization, it may result in a final lump sum payment at maturity greater than, and potentially substantially greater than, the monthly payment due in the immediately preceding Due Period.

Net Deferred Interest:                   With respect to each Distribution Date and Loan Group the "Net Deferred Interest" is
                                         equal to the excess, if any, of the Deferred Interest that accrued on the related
                                         Mortgage Loans as described above, over the Principal Prepayment Amount for those
                                         Mortgage Loans for that Distribution Date.


----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                               8
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms (Cont.)
----------------------------------------------------------------------------------------------------------------------------------

Principal Amount:                        The Principal Amount for any Distribution Date and any Loan Group will equal the sum of
                                         (1) all monthly payments of principal due on each Mortgage Loan (other than a Liquidated
                                         Mortgage Loan) in that loan group during the related Due Period, (2) the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the Master Servicer or another person pursuant to the pooling and servicing agreement as of the Distribution Date, (3) the Substitution Adjustment
                                         Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date, (4) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date, (5) with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the
                                         Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan, (6) all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment
                                         Period, and (7) any subsequent recoveries on the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date,

                                         plus any Transfer Payments Received for such loan group and Distribution Date,

                                         minus any Transfer Payments Made for such loan group and Distribution Date.

Transfer Payments:                       Transfer Payment due to disproportionate Realized Losses in one loan group. If on any
                                         Distribution Date the aggregate Class Certificate Balance of the senior certificates related to a Loan Group in an Aggregate Loan Group immediately prior to such Distribution
                                         Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the first day of the related Due Period (the "Undercollateralized
                                         Group"), then the following will occur: the Available Funds in the other loan group related to the Aggregate Loan Group that is not an Undercollateralized Group (the
                                         "Overcollateralized Group") will be reduced, after distributions of interest to the senior certificates of the Overcollateralized Group, by an amount equal to one month's interest on the Transfer Payment Received by the Undercollateralized Group at the
                                         weighted average Net Mortgage Interest Rate applicable to the Undercollateralized Group and that amount will be added to the Available Funds of the Undercollateralized Group;
                                         and the portion of the Available Funds in respect of principal on the Mortgage Loans in the Overcollateralized Group, after distributions of principal to the senior certificates of the Overcollateralized Group, will be distributed, to the extent of the portion of
                                         Available Funds available therefor, to the senior certificates of the Undercollateralized
                                         Group related to the Aggregate Loan Group until the Class Certificate Balance of the senior certificates of the Undercollateralized Group equals the aggregate Stated
                                         Principal Balance of the Mortgage Loans in the related loan group.


----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                               9
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms (Cont.)
----------------------------------------------------------------------------------------------------------------------------------

Transfer Payments                        On each Distribution Date, the "Transfer Payment" for the Undercollateralized Group will
(continued):                             equal the excess, if any, of the Class Certificate Balance of the related senior certificates immediately prior to such Distribution over the aggregate Stated Principal
                                         Balance of the Mortgage Loans in such loan group as of the first day of the related Due
                                         Period. The Transfer Payment received by the Undercollateralized Group is referred to as a "Transfer Payment Received." The Transfer Payment made by the Overcollateralized Group is referred to as a "Transfer Payment Made."

                                         All or a portion of the distributions to the senior certificates pursuant to the transfer payment provisions described above may be made on the Distribution Date in the month following the month during which such Transfer Payment occurs (without any additional distribution of interest or earnings thereon with respect to such delay).

Senior Principal Distribution            The Senior Principal Distribution Amount for any Distribution Date and loan group will
Amount:                                  equal the sum of (a) the related Senior Percentage of the related Principal Payment
                                         Amount for that loan group and that Distribution Date, (b) the related Senior Prepayment
                                         Percentage of (i) the Net Prepayments, in the case of Loan Group 3, Loan Group 4, and
                                         Loan Group 6 or (ii) the related Principal Prepayment Amount for that loan group and that
                                         Distribution Date in the case of Loan Groups 1, 2 and 5, and (c) any Transfer Payments
                                         Received for that loan group and Distribution Date; provided, however, that on any
                                         Distribution Date after a Senior Termination Date for a loan group within an Aggregate
                                         Loan Group, the Senior Principal Distribution Amount for the remaining senior certificates related to that Aggregate Loan Group will be calculated pursuant to the above formula based on all the Mortgage Loans in the applicable Aggregate Loan Group, as opposed to only the Mortgage Loans in the related Loan Group.

Subordinate Principal                    The Subordinate Principal Distribution Amount for any Distribution Date and loan group
Distribution Amount:                     will equal the sum of (a) the related Subordinate Percentage of the related Principal
                                         Payment Amount for that loan group and that Distribution Date, (b) the related
                                         Subordinate Prepayment Percentage of (i) the Net Prepayments, in the case of Loan Group
                                         3, Loan Group 4, and Loan Group 6 or (ii) and the related Principal Prepayment Amount in the case of Loan Groups 1, 2 and 5, minus (c) any Transfer Payments Made for that loan group and Distribution Date; provided, however, that on any Distribution Date after a
                                         Senior Termination Date for a loan group within an Aggregate Loan Group, the Subordinate
                                         Principal Distribution Amount for the Aggregate Group Subordinate Certificates related to that Aggregate Loan Group will be calculated pursuant to the above formula based on all the Mortgage Loans in the applicable Aggregate Loan Group, as opposed to only the
                                         Mortgage Loans in the related Loan Group.

----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                              10
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               Distribution of Certificates (Cont.)
----------------------------------------------------------------------------------------------------------------------------------

Principal Distributions:                 The Senior Principal Distribution Amount for Group 1 will generally be allocated first to the A-R and then to the Class 1-A-1 Certificates, until their respective Class
                                         Certificate Balance have has been reduced to zero. The Senior Principal Distribution
                                         Amount for Group 2 will generally be allocated to the Class 2-A-1 Certificates, until their Class Certificate Balance has been reduced to zero. The Senior Principal
                                         Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1, Class
                                         3-A-2 and Class 3-A-3 Certificates pro rata, until their respective Class Certificate
                                         Balances have been reduced to zero and second to the Class 3-X Certificates until their
                                         Class Certificate Balance has been reduced to zero. The Senior Principal Distribution
                                         Amount for Group 4 will generally be allocated first to the Class 4-A-1 and Class 4-A-2
                                         Certificates pro rata, until their respective Class Certificate Balance have been reduced to zero and second to the Class 4-X Certificates until their Class Certificate Balance has been reduced to zero. The Senior Principal Distribution Amount for Group 5 will generally be allocated first to the Class 5-A-1 and Class 5-A-2 Certificates pro rata, until their respective Class Certificate Balance have been reduced to zero. The Senior
                                         Principal Distribution Amount for Group 6 will generally be allocated first to the Class
                                         6-A-1 and Class 6-A-2 Certificates pro rata, until their respective Class Certificate
                                         Balance have been reduced to zero and second to the Class 6-X Certificates until their
                                         Class Certificate Balance has been reduced to zero.

Senior Percentage:                       The Senior Percentage for a Loan Group on any Distribution Date will equal the lesser of
                                         (x) 100% and (y) the percentage obtained by dividing (i) the aggregate Class Certificate
                                         Balance of the senior certificates related to such Loan Group immediately prior to such date, by (ii) the aggregate Stated Principal Balance of the Mortgage Loans in the related
                                         Loan Group for the preceding Due Date after giving effect to principal prepayments in the related Prepayment Period.

Subordinate Percentage:                  The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100%
                                         minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment                   The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will
Percentage:                              equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                              11
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               Distribution of Certificates (Cont.)
----------------------------------------------------------------------------------------------------------------------------------

Loan Groups 1 and 2 Senior               For the following Distribution Dates, will be as follows:
Prepayment Percentage:
                                         Distribution Date                       Senior Prepayment Percentage
                                         -----------------                       ----------------------------
                                         March 2005 through February 2012        100%;

                                         March 2012 through                      the applicable Senior Percentage plus, 70% of the
                                         February 2013                           applicable Subordinate Percentage;

                                         March 2013 through                      the applicable Senior Percentage plus, 60% of the
                                         February 2014                           applicable Subordinate Percentage;

                                         March 2014 through                      the applicable Senior Percentage plus, 40% of the
                                         February 2015                           applicable Subordinate Percentage;

                                         March 2015 through                      the applicable Senior Percentage plus, 20% of the
                                         February 2016                           applicable Subordinate Percentage;

                                         March 2016 and thereafter               the applicable Senior Percentage;

                                         provided, however,

                                         (i)   if on any Distribution Date the Senior Percentage of a Loan Group exceeds such
                                               Senior Percentage calculated as of the Closing Date, then the Senior Prepayment
                                               Percentage for such Loan Group and any other in the same Aggregate Loan Group for such Distribution Date will equal 100%,

                                         (ii)  if for each Group of Certificates related to a Loan Group or Aggregate Loan Group on any Distribution Date prior to the March 2008 Distribution Date and prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the related Aggregate Group Subordinate Certificates divided by the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group or Aggregate Loan Group (the "Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment
                                               Percentage for each Loan Group or Aggregate Loan Group related to a Loan Group or
                                               Aggregate Loan Group for that Distribution Date will equal the applicable Senior
                                               Percentage for each Loan Group plus 50% of the applicable Subordinate Percentage for each Loan Group, and

                                         (iii) if for each Group of Certificates on or after the March 2008 Distribution Date, prior to giving effect to any distributions, the Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the
                                               Senior Prepayment Percentage for each Loan Group related to a Loan Group or
                                               Aggregate Loan Group for that Distribution Date will equal the applicable Senior
                                               Percentage for each Loan Group.

----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                              12
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               Distribution of Certificates (Cont.)
----------------------------------------------------------------------------------------------------------------------------------

Loan Groups 3, 4, 5, and 6               For the following Distribution Dates, will be as follows:
Senior Prepayment
Percentage:                              Distribution Date                       Senior Prepayment Percentage
                                         -----------------                       ----------------------------

                                         March 2005 through February 2015        100%;

                                         March 2015 through                      the applicable Senior Percentage plus, 70% of the
                                         February 2016                           applicable Subordinate Percentage;

                                         March 2016 through                      the applicable Senior Percentage plus, 60% of the
                                         February 2017                           applicable Subordinate Percentage;

                                         March 2017 through                      the applicable Senior Percentage plus, 40% of the
                                         February 2018                           applicable Subordinate Percentage;

                                         March 2018 through                      the applicable Senior Percentage plus, 20% of the
                                         February 2019                           applicable Subordinate Percentage;

                                         March 2019 and thereafter               the applicable Senior Percentage;

                                         provided, however,

                                         (iii) if on any Distribution Date the Senior Percentage of a Loan Group exceeds such
                                               Senior Percentage calculated as of the Closing Date, then the Senior Prepayment
                                               Percentage for such Loan Group and any other in the same Aggregate Loan Group for such Distribution Date will equal 100%,

                                         (iv)  if for each Group of Certificates related to a Loan Group or Aggregate Loan Group on any Distribution Date prior to the March 2008 Distribution Date and prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the related Aggregate Group Subordinate Certificates divided by the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group or Aggregate Loan Group (the "Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment
                                               Percentage for each Loan Group or Aggregate Loan Group related to a Loan Group or
                                               Aggregate Loan Group for that Distribution Date will equal the applicable Senior
                                               Percentage for each Loan Group plus 50% of the applicable Subordinate Percentage for each Loan Group, and

                                         (iii) if for each Group of Certificates on or after the March 2008 Distribution Date, prior to giving effect to any distributions, the Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the
                                               Senior Prepayment Percentage for each Loan Group related to a Loan Group or
                                               Aggregate Loan Group for that Distribution Date will equal the applicable Senior
                                               Percentage for each Loan Group.

----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                              13
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

                                           CWMBS 2005-11 Preliminary Cap Schedules
                                           ---------------------------------------

                Class 4-A-1             Class 4-A-2          Class II-M-1           Class II-B-1           Class II-B-2
               Class      Cap         Class      Cap        Class      Cap         Class      Cap         Class      Cap
   Date       Balance   Strike(%)    Balance   Strike(%)   Balance   Strike(%)    Balance   Strike(%)    Balance   Strike(%)
----------------------------------------------------------------------------------------------------------------------------
 03/23/05   245,344,993   3.46     105,147,291   3.41     14,308,606   3.15     11,129,470   2.80       8,585,164  2.05
 04/23/05   241,773,931   3.64     103,616,844   3.59     14,303,396   3.33     11,125,418   2.98       8,582,038  2.23
 05/23/05   238,263,016   8.90     102,112,175   8.85     14,299,188   8.59     11,122,145   8.24       8,579,513  7.49
 06/23/05   235,975,826   9.20     101,131,956   9.15     14,298,999   8.89     11,121,998   8.54       8,579,399  7.79
 07/23/05   233,713,129   8.97     100,162,233   8.92     14,298,832   8.66     11,121,868   8.31       8,579,299  7.56
 08/23/05   231,489,618   8.97      99,209,305   8.92     14,298,832   8.66     11,121,868   8.31       8,579,299  7.56
 09/23/05   229,289,690   9.28      98,266,484   9.23     14,298,832   8.97     11,121,868   8.62       8,579,299  7.87
 10/23/05   227,113,062   8.97      97,333,648   8.92     14,298,832   8.66     11,121,868   8.31       8,579,299  7.56
 11/23/05   224,959,453   9.28      96,410,678   9.23     14,298,832   8.97     11,121,868   8.62       8,579,299  7.87
 12/23/05   222,828,588   8.97      95,497,455   8.92     14,298,832   8.66     11,121,868   8.31       8,579,299  7.56
 01/23/06   220,720,191   8.97      94,593,861   8.92     14,298,832   8.66     11,121,868   8.31       8,579,299  7.56
 02/23/06   218,632,927   9.96      93,699,324   9.91     14,298,832   9.65     11,121,868   9.30       8,579,299  8.55
 03/23/06   216,514,140   8.97      92,791,278   8.92     14,298,832   8.66     11,121,868   8.31       8,579,299  7.56
 04/23/06   214,418,046   9.28      91,892,956   9.23     14,298,832   8.97     11,121,868   8.62       8,579,299  7.87
 05/23/06   212,338,856   8.97      91,001,880   8.92     14,298,832   8.66     11,121,868   8.31       8,579,299  7.56
 06/23/06   210,281,915   9.28      90,120,338   9.23     14,298,832   8.97     11,121,868   8.62       8,579,299  7.87
 07/23/06   208,246,954   8.97      89,248,217   8.92     14,298,832   8.66     11,121,868   8.31       8,579,299  7.56
 08/23/06   206,233,707   8.97      88,385,401   8.92     14,298,832   8.66     11,121,868   8.31       8,579,299  7.56
 09/23/06   204,241,913   9.28      87,531,780   9.23     14,298,832   8.97     11,121,868   8.62       8,579,299  7.87
 10/23/06   202,271,311   8.97      86,687,241   8.92     14,298,832   8.66     11,121,868   8.31       8,579,299  7.56
 11/23/06   200,321,648   9.28      85,851,675   9.23     14,298,832   8.97     11,121,868   8.62       8,579,299  7.87
 12/23/06   198,392,669   8.97      85,024,975   8.92     14,298,832   8.66     11,121,868   8.31       8,579,299  7.56
 01/23/07   196,484,127   8.97      84,207,032   8.92     14,298,832   8.66     11,121,868   8.31       8,579,299  7.56
 02/23/07   194,594,799   9.96      83,397,325   9.91     14,298,832   9.65     11,121,868   9.30       8,579,299  8.55
 03/23/07   192,676,574   8.97      82,575,232   8.92     14,298,832   8.66     11,121,868   8.31       8,579,299  7.56
 04/23/07   190,778,989   9.28      81,761,986   9.23     14,298,832   8.97     11,121,868   8.62       8,579,299  7.87
 05/23/07   188,896,757   8.97      80,955,320   8.92     14,298,826   8.66     11,121,863   8.31       8,579,296  7.56
 06/23/07   187,034,763   9.28      80,157,326   9.23     14,298,820   8.97     11,121,859   8.62       8,579,292  7.87
 07/23/07   185,192,760   8.97      79,367,901   8.92     14,298,814   8.66     11,121,854   8.31       8,579,288  7.56
 08/23/07   183,271,604   8.97      78,544,553   8.92     14,298,374   8.66     11,121,512   8.31       8,579,024  7.56
 09/23/07   180,857,545   9.28      77,509,961   9.23     14,295,511   8.97     11,119,285   8.62       8,577,307  7.87
 10/23/07   178,466,531   8.97      76,485,247   8.92     14,292,588   8.66     11,117,011   8.31       8,575,553  7.56
 11/23/07   175,782,348   9.28      75,334,889   9.23     14,287,779   8.97     11,113,271   8.62       8,572,668  7.87
 12/23/07   173,119,330   8.97      74,193,602   8.92     14,282,855   8.66     11,109,440   8.31       8,569,713  7.56
 01/23/08   170,416,783   8.97      73,035,373   8.92     14,277,271   8.66     11,105,098   8.31       8,566,363  7.56
 02/23/08   167,751,419   9.61      71,893,080   9.56     14,271,643   9.30     11,100,720   8.95       8,562,986  8.20
 03/23/08   165,122,736   8.97      70,766,508   8.92     14,262,920   8.66     11,093,935   8.31       8,557,752  7.56
 04/23/08   162,521,342   9.28      69,651,631   9.23     14,254,075   8.97     11,087,055   8.62       8,552,445  7.87
 05/23/08   159,955,818   8.97      68,552,127   8.92     14,245,157   8.66     11,080,118   8.31       8,547,094  7.56



                Class 4-A-1             Class 4-A-2          Class II-M-1           Class II-B-1           Class II-B-2
               Class      Cap         Class      Cap        Class      Cap         Class      Cap         Class      Cap



Banc of America Securities LLC                                              14
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

   Date       Balance   Strike(%)    Balance   Strike(%)   Balance   Strike(%)    Balance   Strike(%)    Balance   Strike(%)
----------------------------------------------------------------------------------------------------------------------------
 06/23/08   157,425,682   9.28      67,467,788   9.23     14,236,165   8.97     11,073,124   8.62       8,541,699  7.87
 07/23/08   154,930,455   8.97      66,398,411   8.92     14,227,098   8.66     11,066,072   8.31       8,536,259  7.56
 08/23/08   152,469,668   8.97      65,343,794   8.92     14,217,956   8.66     11,058,961   8.31       8,530,774  7.56
 09/23/08   150,042,857   9.28      64,303,737   9.23     14,208,738   8.97     11,051,792   8.62       8,525,243  7.87
 10/23/08   147,649,563   8.97      63,278,046   8.92     14,199,444   8.66     11,044,563   8.31       8,519,667  7.56
 11/23/08   145,289,336   9.28      62,266,525   9.23     14,190,073   8.97     11,037,273   8.62       8,514,044  7.87
 12/23/08   142,961,730   8.97      61,268,985   8.92     14,180,624   8.66     11,029,924   8.31       8,508,374  7.56
 01/23/09   140,666,306   8.97      60,285,237   8.92     14,171,097   8.66     11,022,513   8.31       8,502,658  7.56
 02/23/09   138,402,629   9.96      59,315,095   9.91     14,161,490   9.65     11,015,041   9.30       8,496,894  8.55
 03/23/09   136,170,274   8.97      58,358,376   8.92     14,151,804   8.66     11,007,507   8.31       8,491,083  7.56
 04/23/09   133,968,817   9.28      57,414,900   9.23     14,142,038   8.97     10,999,911   8.62       8,485,223  7.87
 05/23/09   131,797,842   8.97      56,484,487   8.92     14,132,190   8.66     10,992,251   8.31       8,479,314  7.56
 06/23/09   129,656,940   9.28      55,566,963   9.23     14,122,261   8.97     10,984,528   8.62       8,473,357  7.87
 07/23/09   127,545,706   8.97      54,662,153   8.92     14,112,250   8.66     10,976,741   8.31       8,467,350  7.56
 08/23/09   125,463,739   8.97      53,769,886   8.92     14,102,155   8.66     10,968,889   8.31       8,461,293  7.56
 09/23/09   123,410,646   9.28      52,889,994   9.23     14,091,977   8.97     10,960,973   8.62       8,455,186  7.87
 10/23/09   121,386,039   8.97      52,022,310   8.92     14,081,714   8.66     10,952,990   8.31       8,449,029  7.56
 11/23/09   119,389,534   9.28      51,166,669   9.23     14,071,366   8.97     10,944,941   8.62       8,442,820  7.87
 12/23/09   117,420,752   8.97      50,322,910   8.92     14,060,933   8.66     10,936,826   8.31       8,436,560  7.56
 01/23/10   115,479,321   8.97      49,490,873   8.92     14,050,413   8.66     10,928,643   8.31       8,430,248  7.56
 02/23/10   113,564,872   9.96      48,670,399   9.91     14,039,805   9.65     10,920,393   9.30       8,423,883  8.55
 03/23/10   111,677,044   8.97      47,861,334   8.92     14,029,110   8.66     10,912,073   8.31       8,417,466  7.56
 04/23/10   109,815,476   9.28      47,063,524   9.23     14,018,326   8.97     10,903,685   8.62       8,410,995  7.87
 05/23/10   108,254,523   8.97      46,394,547   8.92     13,819,024   8.66     10,748,666   8.31       8,291,415  7.56
 06/23/10   106,715,009   9.28      45,734,759   9.23     13,622,461   8.97     10,595,775   8.62       8,173,477  7.87
 07/23/10   105,196,643   8.97      45,084,034   8.92     13,428,598   8.66     10,444,985   8.31       8,057,159  7.56
 08/23/10   103,699,139   8.97      44,442,250   8.92     13,237,398   8.66     10,296,267   8.31       7,942,439  7.56
 09/23/10   102,222,213   9.28      43,809,285   9.23     13,048,826   8.97     10,149,593   8.62       7,829,296  7.87
 10/23/10   100,765,586   8.97      43,185,020   8.92     12,862,847   8.66     10,004,935   8.31       7,717,708  7.56
 11/23/10    99,328,984   9.28      42,569,337   9.23     12,679,424   8.97      9,862,265   8.62       7,607,654  7.87
 12/23/10    97,912,134   8.97      41,962,118   8.92     12,498,523   8.66      9,721,558   8.31       7,499,114  7.56
 01/23/11    96,514,768   8.97      41,363,251   8.92     12,320,110   8.66      9,582,785   8.31       7,392,066  7.56
 02/23/11    95,136,622   9.96      40,772,620   9.91     12,144,151   9.65      9,445,922   9.30       7,286,491  8.55
 03/23/11    93,777,436   8.97      40,190,115   8.92     11,970,613   8.66      9,310,941   8.31       7,182,368  7.56
 04/23/11    92,436,952   9.28      39,615,624   9.23     11,799,463   8.97      9,177,818   8.62       7,079,678  7.87
 05/23/11    91,114,916   8.97      39,049,041   8.92     11,630,669   8.66      9,046,527   8.31       6,978,402  7.56
 06/23/11    89,811,078   9.28      38,490,256   9.23     11,464,199   8.97      8,917,043   8.62       6,878,519  7.87
 07/23/11    88,525,191   8.97      37,939,164   8.92     11,300,020   8.66      8,789,343   8.31       6,780,012  7.56
 08/23/11    87,257,011   8.97      37,395,662   8.92     11,138,103   8.66      8,663,401   8.31       6,682,862  7.56
 09/23/11    86,006,298   9.28      36,859,645   9.23     10,978,416   8.97      8,539,193   8.62       6,587,050  7.87
 10/23/11    84,772,815   8.97      36,331,012   8.92     10,820,929   8.66      8,416,697   8.31       6,492,557  7.56
 11/23/11    83,556,328   9.28      35,809,663   9.23     10,665,612   8.97      8,295,889   8.62       6,399,367  7.87
                Class 4-A-1             Class 4-A-2          Class II-M-1           Class II-B-1           Class II-B-2
               Class      Cap         Class      Cap        Class      Cap         Class      Cap         Class      Cap
   Date       Balance   Strike(%)    Balance   Strike(%)   Balance   Strike(%)    Balance   Strike(%)    Balance   Strike(%)
----------------------------------------------------------------------------------------------------------------------------
 12/23/11    82,356,606   8.97      35,295,499   8.92     10,512,436   8.66      8,176,746   8.31       6,307,462  7.56
 01/23/12    81,173,422   8.97      34,788,423   8.92     10,361,371   8.66      8,059,246   8.31       6,216,823  7.56
 02/23/12    80,006,551   9.61      34,288,338   9.56     10,212,390   9.30      7,943,366   8.95       6,127,434  8.20



Banc of America Securities LLC                                              15
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

 03/23/12    78,855,771   8.97      33,795,149   8.92     10,065,463   8.66      7,829,083   8.31       6,039,278  7.56
 04/23/12    77,720,864   9.28      33,308,763   9.23      9,920,563   8.97      7,716,378   8.62       5,952,338  7.87
 05/23/12    76,601,614   8.97      32,829,087   8.92      9,777,662   8.66      7,605,227   8.31       5,866,597  7.56
 06/23/12    75,497,809   9.28      32,356,031   9.23      9,636,733   8.97      7,495,610   8.62       5,782,040  7.87
 07/23/12    74,409,239   8.97      31,889,503   8.92      9,497,750   8.66      7,387,507   8.31       5,698,650  7.56
 08/23/12    73,335,696   8.97      31,429,416   8.92      9,360,685   8.66      7,280,896   8.31       5,616,411  7.56
 09/23/12    72,276,977   9.28      30,975,682   9.23      9,225,513   8.97      7,175,757   8.62       5,535,308  7.87
 10/23/12    71,232,881   8.97      30,528,214   8.92      9,092,208   8.66      7,072,070   8.31       5,455,325  7.56
 11/23/12    70,203,208   9.28      30,086,928   9.23      8,960,745   8.97      6,969,816   8.62       5,376,447  7.87
 12/23/12    69,187,763   8.97      29,651,740   8.92      8,831,099   8.66      6,868,975   8.31       5,298,659  7.56
 01/23/13    68,186,351   8.97      29,222,566   8.92      8,703,245   8.66      6,769,528   8.31       5,221,947  7.56
 02/23/13    67,198,784   9.96      28,799,324   9.91      8,577,158   9.65      6,671,455   9.30       5,146,295  8.55
 03/23/13    66,224,871   8.97      28,381,936   8.92      8,452,815   8.66      6,574,739   8.31       5,071,689  7.56
 04/23/13    65,264,428   9.28      27,970,319   9.23      8,330,191   8.97      6,479,360   8.62       4,998,115  7.87
 05/23/13    64,317,271   8.97      27,564,397   8.92      8,209,264   8.66      6,385,302   8.31       4,925,559  7.56
 06/23/13    63,383,220   9.28      27,164,092   9.23      8,090,011   8.97      6,292,544   8.62       4,854,007  7.87
 07/23/13    62,462,097   8.97      26,769,327   8.92      7,972,408   8.66      6,201,071   8.31       4,783,445  7.56
 08/23/13    61,553,726   8.97      26,380,027   8.92      7,856,434   8.66      6,110,864   8.31       4,713,860  7.56
 09/23/13    60,657,932   9.28      25,996,118   9.23      7,742,065   8.97      6,021,906   8.62       4,645,239  7.87
 10/23/13    59,774,546   8.97      25,617,526   8.92      7,629,281   8.66      5,934,181   8.31       4,577,569  7.56
 11/23/13    58,903,399   9.28      25,244,179   9.23      7,518,060   8.97      5,847,671   8.62       4,510,836  7.87
 12/23/13    58,044,323   8.97      24,876,005   8.92      7,408,380   8.66      5,762,360   8.31       4,445,028  7.56
 01/23/14    57,197,155   8.97      24,512,935   8.92      7,300,220   8.66      5,678,232   8.31       4,380,132  7.56
 02/23/14    56,361,733   9.96      24,154,899   9.91      7,193,560   9.65      5,595,270   9.30       4,316,136  8.55
 03/23/14    55,537,896   8.97      23,801,828   8.92      7,088,380   8.66      5,513,459   8.31       4,253,028  7.56
 04/23/14    54,725,488   9.28      23,453,655   9.23      6,984,658   8.97      5,432,783   8.62       4,190,795  7.87
 05/23/14    53,924,352   8.97      23,110,313   8.92      6,882,376   8.66      5,353,226   8.31       4,129,426  7.56
 06/23/14    53,134,335   9.28      22,771,736   9.23      6,781,514   8.97      5,274,774   8.62       4,068,908  7.87
 07/23/14    52,355,286   8.97      22,437,860   8.92      6,682,052   8.66      5,197,411   8.31       4,009,231  7.56
 08/23/14    51,587,056   8.97      22,108,620   8.92      6,583,972   8.66      5,121,122   8.31       3,950,383  7.56
 09/23/14    50,829,496   9.28      21,783,953   9.23      6,487,254   8.97      5,045,893   8.62       3,892,352  7.87
 10/23/14    50,082,463   8.97      21,463,798   8.92      6,391,880   8.66      4,971,710   8.31       3,835,128  7.56
 11/23/14    49,345,811   9.28      21,148,092   9.23      6,297,832   8.97      4,898,558   8.62       3,778,699  7.87
 12/23/14    48,619,401   8.97      20,836,775   8.92      6,205,091   8.66      4,826,422   8.31       3,723,055  7.56







                Class 6-A-1             Class 6-A-2         Class III-M-1           Class III-B-1         Class III-B-2
               Class      Cap         Class      Cap        Class      Cap         Class      Cap         Class      Cap
   Date       Balance   Strike(%)    Balance   Strike(%)   Balance   Strike(%)    Balance   Strike(%)    Balance   Strike(%)
----------------------------------------------------------------------------------------------------------------------------
 03/23/05   226,058,201   3.99      96,881,383   3.94     10,535,737   3.65      9,282,078   3.30       6,772,760   2.50
 04/23/05   222,624,182   4.19      95,409,672   4.14     10,531,548   3.85      9,278,387   3.50       6,770,067   2.70
 05/23/05   219,247,955   8.76      93,962,728   8.71     10,527,637   8.42      9,274,941   8.07       6,767,553   7.27
 06/23/05   216,877,660   9.42      92,946,894   9.37     10,527,637   9.08      9,274,941   8.73       6,767,553   7.93
 07/23/05   214,534,784   9.27      91,942,812   9.22     10,527,637   8.93      9,274,941   8.58       6,767,553   7.78



Banc of America Securities LLC                                              16
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

 08/23/05   212,218,983   9.31      90,950,333   9.26     10,527,637   8.97      9,274,941   8.62       6,767,553   7.82
 09/23/05   209,929,915   9.70      89,969,311   9.65     10,527,637   9.36      9,274,941   9.01       6,767,553   8.21
 10/23/05   207,667,244   9.52      88,999,602   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 11/23/05   205,430,638   9.85      88,041,063   9.80     10,527,637   9.51      9,274,941   9.16       6,767,553   8.36
 12/23/05   203,219,770   9.52      87,093,555   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 01/23/06   201,034,315   9.52      86,156,939   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 02/23/06   198,872,538  10.58      85,230,469  10.53     10,527,637  10.24      9,274,941   9.89       6,767,553   9.09
 03/23/06   196,663,309   9.52      84,283,664   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 04/23/06   194,479,929   9.85      83,347,937   9.80     10,527,637   9.51      9,274,941   9.16       6,767,553   8.36
 05/23/06   192,322,071   9.52      82,423,147   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 06/23/06   190,189,411   9.85      81,509,156   9.80     10,527,637   9.51      9,274,941   9.16       6,767,553   8.36
 07/23/06   188,081,630   9.52      80,605,828   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 08/23/06   185,998,414   9.52      79,713,028   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 09/23/06   183,939,453   9.85      78,830,622   9.80     10,527,637   9.51      9,274,941   9.16       6,767,553   8.36
 10/23/06   181,904,440   9.52      77,958,480   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 11/23/06   179,893,072   9.85      77,096,472   9.80     10,527,637   9.51      9,274,941   9.16       6,767,553   8.36
 12/23/06   177,905,052   9.52      76,244,469   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 01/23/07   175,940,084   9.52      75,402,346   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 02/23/07   173,996,582  10.58      74,569,423  10.53     10,527,637  10.24      9,274,941   9.89       6,767,553   9.09
 03/23/07   172,009,554   9.52      73,717,846   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 04/23/07   170,045,979   9.85      72,876,319   9.80     10,527,637   9.51      9,274,941   9.16       6,767,553   8.36
 05/23/07   168,105,557   9.52      72,044,716   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 06/23/07   166,187,996   9.85      71,222,910   9.80     10,527,637   9.51      9,274,941   9.16       6,767,553   8.36
 07/23/07   164,293,003   9.52      70,410,776   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 08/23/07   162,420,294   9.52      69,608,193   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 09/23/07   160,569,585   9.85      68,815,037   9.80     10,527,637   9.51      9,274,941   9.16       6,767,553   8.36
 10/23/07   158,740,596   9.52      68,031,191   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 11/23/07   156,933,053   9.85      67,256,535   9.80     10,527,637   9.51      9,274,941   9.16       6,767,553   8.36
 12/23/07   155,146,683   9.52      66,490,953   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 01/23/08   153,381,219   9.52      65,734,331   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 02/23/08   151,635,211  10.20      64,986,048  10.15     10,527,637   9.86      9,274,941   9.51       6,767,553   8.71
 03/23/08   149,849,273   9.52      64,220,651   9.47     10,527,637   9.18      9,274,941   8.83       6,767,553   8.03
 04/23/08   148,084,609   9.85      63,464,372   9.80     10,527,637   9.51      9,274,941   9.16       6,767,553   8.36
 05/23/08   146,324,610   9.52      62,710,092   9.47     10,527,532   9.18      9,274,848   8.83       6,767,485   8.03





                 Class 6-A-1           Class 6-A-2          Class III-M-1        Class III-B-1        Class III-B-2
               Class      Cap        Class      Cap        Class      Cap       Class      Cap       Class      Cap
  Date        Balance  Strike (%)   Balance  Strike (%)   Balance  Strike (%)  Balance  Strike (%)  Balance  Strike (%)
------------------------------------------------------------------------------------------------------------------------
 06/23/08   144,585,657   9.85      61,964,832   9.80     10,527,427   9.51      9,274,756   9.16       6,767,417   8.36
 07/23/08   142,517,788   9.52      61,078,609   9.47     10,524,651   9.18      9,272,310   8.83       6,765,633   8.03
 08/23/08   140,477,162   9.52      60,204,061   9.47     10,521,855   9.18      9,269,847   8.83       6,763,836   8.03
 09/23/08   138,463,417   9.85      59,341,034   9.80     10,519,040   9.51      9,267,367   9.16       6,762,026   8.36
 10/23/08   136,476,196   9.52      58,489,374   9.47     10,516,205   9.18      9,264,869   8.83       6,760,204   8.03
 11/23/08   134,304,359   9.85      57,558,594   9.80     10,511,424   9.51      9,260,657   9.16       6,757,130   8.36
 12/23/08   132,162,441   9.52      56,640,635   9.47     10,506,603   9.18      9,256,410   8.83       6,754,032   8.03



Banc of America Securities LLC                                              17
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

 01/23/09   130,050,039   9.52      55,735,327   9.47     10,501,744   9.18      9,252,129   8.83       6,750,908   8.03
 02/23/09   127,966,756  10.58      54,842,497  10.53     10,496,845  10.24      9,247,813   9.89       6,747,758   9.09
 03/23/09   125,909,468   9.52      53,960,809   9.47     10,491,905   9.18      9,243,461   8.83       6,744,583   8.03
 04/23/09   123,880,573   9.85      53,091,289   9.80     10,486,926   9.51      9,239,074   9.16       6,741,382   8.36
 05/23/09   121,879,688   9.53      52,233,773   9.48     10,481,905   9.19      9,234,651   8.84       6,738,155   8.04
 06/23/09   119,906,438   9.85      51,388,100   9.80     10,476,844   9.51      9,230,192   9.16       6,734,901   8.36
 07/23/09   117,960,449   9.53      50,554,111   9.48     10,471,740   9.19      9,225,696   8.84       6,731,620   8.04
 08/23/09   116,023,175   9.53      49,723,857   9.48     10,466,348   9.19      9,220,945   8.84       6,728,154   8.04
 09/23/09   114,112,794   9.85      48,905,128   9.80     10,460,910   9.51      9,216,154   9.16       6,724,658   8.36
 10/23/09   112,228,945   9.53      48,097,770   9.48     10,455,428   9.19      9,211,324   8.84       6,721,134   8.04
 11/23/09   110,371,271   9.86      47,301,630   9.81     10,449,900   9.52      9,206,454   9.17       6,717,581   8.37
 12/23/09   108,539,419   9.53      46,516,557   9.48     10,444,326   9.19      9,201,543   8.84       6,713,997   8.04
 01/23/10   106,733,043   9.53      45,742,401   9.48     10,438,706   9.19      9,196,592   8.84       6,710,385   8.04
 02/23/10   105,216,462  10.58      45,092,442  10.53     10,292,695  10.24      9,067,955   9.89       6,616,523   9.09
 03/23/10   103,720,708   9.53      44,451,409   9.48     10,148,677   9.19      8,941,074   8.84       6,523,943   8.04
 04/23/10   102,245,498   9.86      43,819,181   9.81     10,006,626   9.52      8,815,926   9.17       6,432,628   8.37
 05/23/10   100,790,555   9.53      43,195,639   9.48      9,866,515   9.19      8,692,487   8.84       6,342,559   8.04
 06/23/10    99,355,602   9.86      42,580,663   9.81      9,728,318   9.52      8,570,734   9.17       6,253,721   8.37
 07/23/10    97,940,370   9.53      41,974,140   9.48      9,592,008   9.19      8,450,644   8.84       6,166,096   8.04
 08/23/10    96,544,590   9.53      41,375,953   9.48      9,457,561   9.19      8,332,195   8.84       6,079,669   8.04
 09/23/10    95,167,999   9.86      40,785,989   9.81      9,324,951   9.52      8,215,364   9.17       5,994,422   8.37
 10/23/10    93,810,336   9.53      40,204,138   9.48      9,194,154   9.19      8,100,131   8.84       5,910,341   8.04
 11/23/10    92,471,345   9.86      39,630,289   9.81      9,065,144   9.52      7,986,472   9.17       5,827,408   8.37
 12/23/10    91,150,772   9.53      39,064,333   9.48      8,937,897   9.19      7,874,367   8.84       5,745,610   8.04
 01/23/11    89,848,368   9.53      38,506,164   9.48      8,812,391   9.19      7,763,794   8.84       5,664,929   8.04
 02/23/11    88,563,885  10.59      37,955,675  10.54      8,688,600  10.25      7,654,733   9.90       5,585,352   9.10
 03/23/11    87,297,081   9.53      37,412,763   9.48      8,566,502   9.19      7,547,164   8.84       5,506,863   8.04
 04/23/11    86,047,716   9.86      36,877,325   9.81      8,446,075   9.52      7,441,066   9.17       5,429,448   8.37
 05/23/11    84,815,553   9.53      36,349,259   9.48      8,327,294   9.19      7,336,420   8.84       5,353,091   8.04
 06/23/11    83,600,358   9.86      35,828,465   9.81      8,210,139   9.52      7,233,205   9.17       5,277,780   8.37
 07/23/11    82,401,901   9.53      35,314,844   9.48      8,094,587   9.19      7,131,402   8.84       5,203,498   8.04
 08/23/11    81,219,956   9.53      34,808,300   9.48      7,980,616   9.19      7,030,993   8.84       5,130,234   8.04
 09/23/11    80,054,297   9.86      34,308,736   9.81      7,868,205   9.52      6,931,958   9.17       5,057,972   8.37
 10/23/11    78,904,705   9.54      33,816,057   9.49      7,757,332   9.20      6,834,278   8.85       4,986,699   8.05
 11/23/11    77,770,959   9.86      33,330,169   9.81      7,647,978   9.52      6,737,936   9.17       4,916,402   8.37

                 Class 6-A-1           Class 6-A-2          Class III-M-1        Class III-B-1        Class III-B-2
               Class      Cap        Class      Cap        Class      Cap       Class      Cap       Class      Cap
  Date        Balance  Strike (%)   Balance  Strike (%)   Balance Strike (%)   Balance  Strike (%)  Balance  Strike (%)
------------------------------------------------------------------------------------------------------------------------
 12/23/11    76,652,846   9.54      32,850,982   9.49      7,540,121   9.20      6,642,913   8.85       4,847,068   8.05
 01/23/12    75,550,153   9.54      32,378,402   9.49      7,433,742   9.20      6,549,192   8.85       4,778,683   8.05
 02/23/12    74,462,671  10.22      31,912,342  10.17      7,328,819   9.88      6,456,754   9.53       4,711,235   8.73
 03/23/12    73,390,193   9.54      31,452,712   9.49      7,225,334   9.20      6,365,583   8.85       4,644,711   8.05
 04/23/12    72,332,515   9.87      30,999,424   9.82      7,123,266   9.53      6,275,660   9.18       4,579,098   8.38
 05/23/12    71,289,436   9.54      30,552,394   9.49      7,022,598   9.20      6,186,970   8.85       4,514,384   8.05
 06/23/12    70,260,758   9.87      30,111,535   9.82      6,923,309   9.53      6,099,496   9.18       4,450,558   8.38
 07/23/12    69,246,285   9.54      29,676,764   9.49      6,825,381   9.20      6,013,221   8.85       4,387,606   8.05
 08/23/12    68,245,824   9.54      29,247,998   9.49      6,728,796   9.20      5,928,128   8.85       4,325,518   8.05
 09/23/12    67,259,185   9.87      28,825,156   9.82      6,633,535   9.53      5,844,203   9.18       4,264,280   8.38



Banc of America Securities LLC                                              18
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------

 10/23/12    66,286,180   9.54      28,408,157   9.49      6,539,580   9.20      5,761,428   8.85       4,203,883   8.05
 11/23/12    65,326,623   9.87      27,996,921   9.82      6,446,915   9.53      5,679,789   9.18       4,144,314   8.38
 12/23/12    64,380,332   9.54      27,591,371   9.49      6,355,520   9.20      5,599,269   8.85       4,085,563   8.05
 01/23/13    63,447,127   9.54      27,191,429   9.49      6,265,380   9.20      5,519,855   8.85       4,027,617   8.05
 02/23/13    62,526,829  10.60      26,797,018  10.55      6,176,477  10.26      5,441,531   9.91       3,970,467   9.11
 03/23/13    61,619,263   9.54      26,408,064   9.49      6,088,794   9.20      5,364,281   8.85       3,914,101   8.05
 04/23/13    60,724,256   9.87      26,024,492   9.82      6,002,315   9.53      5,288,092   9.18       3,858,509   8.38
 05/23/13    59,841,637   9.54      25,646,230   9.49      5,917,023   9.20      5,212,949   8.85       3,803,680   8.05
 06/23/13    58,971,237   9.87      25,273,204   9.82      5,832,902   9.53      5,138,838   9.18       3,749,604   8.38
 07/23/13    58,112,891   9.54      24,905,344   9.49      5,749,937   9.20      5,065,746   8.85       3,696,271   8.05
 08/23/13    57,266,435   9.54      24,542,580   9.49      5,668,112   9.20      4,993,657   8.85       3,643,671   8.05
 09/23/13    56,431,706   9.87      24,184,841   9.82      5,587,411   9.53      4,922,559   9.18       3,591,794   8.38
 10/23/13    55,608,545   9.55      23,832,061   9.50      5,507,819   9.21      4,852,437   8.86       3,540,629   8.06
 11/23/13    54,796,796   9.87      23,484,171   9.82      5,429,321   9.53      4,783,280   9.18       3,490,168   8.38
 12/23/13    53,996,301   9.55      23,141,104   9.50      5,351,903   9.21      4,715,074   8.86       3,440,400   8.06
 01/23/14    53,206,909   9.55      22,802,796   9.50      5,275,549   9.21      4,647,805   8.86       3,391,317   8.06
 02/23/14    52,428,468  10.60      22,469,180  10.55      5,200,245  10.26      4,581,461   9.91       3,342,909   9.11
 03/23/14    51,660,829   9.55      22,140,195   9.50      5,125,976   9.21      4,516,030   8.86       3,295,166   8.06
 04/23/14    50,903,845   9.88      21,815,775   9.83      5,052,730   9.54      4,451,500   9.19       3,248,081   8.39
 05/23/14    50,157,371   9.55      21,495,860   9.50      4,980,492   9.21      4,387,857   8.86       3,201,643   8.06
 06/23/14    49,421,265   9.88      21,180,388   9.83      4,909,247   9.54      4,325,090   9.19       3,155,845   8.39
 07/23/14    48,695,383   9.55      20,869,299   9.50      4,838,984   9.21      4,263,188   8.86       3,110,677   8.06
 08/23/14    47,979,589   9.55      20,562,532   9.50      4,769,688   9.21      4,202,137   8.86       3,066,131   8.06
 09/23/14    47,273,743   9.88      20,260,029   9.83      4,701,346   9.54      4,141,928   9.19       3,022,199   8.39
 10/23/14    46,577,711   9.55      19,961,731   9.50      4,633,897   9.21      4,082,504   8.86       2,978,840   8.06
 11/23/14    45,891,359   9.88      19,667,582   9.83      4,567,269   9.54      4,023,804   9.19       2,936,009   8.39


-------------------------------------------------------------------------------------------------
                                 Collateral Group Characteristics
-------------------------------------------------------------------------------------------------
                   Group 1  Group 2  Group 3  Group 4  Group 3&4   Group 5  Group 6  Group 5&6
-------------------------------------------------------------------------------------------------
% of Pool           6.93%    5.82%   19.25%   29.54%     48.79%    11.14%   27.32%     38.46%
-------------------------------------------------------------------------------------------------
Gross WAC           5.39%    5.59%    2.95%    1.68%     2.18%      4.28%    3.82%     3.96%
-------------------------------------------------------------------------------------------------
Net WAC             5.12%    5.33%    2.55%    1.29%     1.79%      3.90%    3.44%     3.57%
-------------------------------------------------------------------------------------------------
WA RTerm             360      360      359      360       360        358      358       358
-------------------------------------------------------------------------------------------------
Gross Margin        2.26%    2.25%    3.13%    2.72%     2.88%      2.09%    2.76%     2.57%
-------------------------------------------------------------------------------------------------
Initial Cap         2.00%    5.00%    0.00%    0.00%     0.00%      0.00%    0.00%     0.00%
-------------------------------------------------------------------------------------------------
Period Cap          2.00%    2.00%    0.00%    0.00%     0.00%      0.00%    0.00%     0.00%
-------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                              19
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Max Rate           11.35%   10.59%    9.95%    9.95%     9.95%     12.00%    9.95%     10.54%
-------------------------------------------------------------------------------------------------
Months To Roll       36       120       1        1         1          2        1         1
-------------------------------------------------------------------------------------------------
% California       49.14%   63.50%   50.05%   56.88%     54.19%    73.91%   60.65%     64.49%
-------------------------------------------------------------------------------------------------
WA OLTV            75.84%   70.46%   73.56%   73.82%     73.72%    58.96%   59.04%     59.02%
-------------------------------------------------------------------------------------------------
WA FICO              737      747      707      710       709        719      720       719
-------------------------------------------------------------------------------------------------
% Interest Only    88.92%   76.80%    0.00%    0.00%     0.00%     100.00%   0.00%     28.97%
-------------------------------------------------------------------------------------------------
% PrePay Fee        0.00%    0.00%   29.25%   53.66%     44.03%     0.00%   35.39%     25.14%
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                          Group 1 Collateral Summary
-------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans
-----------------------------------------

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first three years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 88.92% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date.. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. All of the mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.875% to 13.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                                      Collateral Summary      Range (if applicable)
                                                      ------------------      ---------------------
--------------------------------------------------------------------------------------------------------
Total Outstanding Loan Balance                         $90,554,413.52

Total Number of Loans                                             159

Average Loan Principal Balance                               $569,525          $223,126 to $1,000,000

WA Gross Coupon                                                5.386%                4.125% to 7.500%

WA FICO                                                           737                      661 to 809

WA Original Term                                           360 months

WA Remaining Term                                          360 months               358 to 360 months

WA OLTV                                                        75.84%                30.34% to 94.16%

WA Months to First or Next Rate Adjustment Date             36 months                 34 to 37 months

WA Gross Margin                                                2.258%                2.250% to 2.875%

WA Rate Ceiling                                               11.349%               9.875% to 13.500%


Banc of America Securities LLC                                              20
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities                     CHL Mortgage Pass-Through Trust 2005-11
                          [LOGO OMITTED]        Mortgage Pass-Through Certificates
                                                    $1,305,935,672 (approximate)
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
Geographic Concentration of Mortgaged Properties      CA       49.14%
(Top 5 States) based on the Aggregate Stated          FL       10.65%
Principal Balance                                     NV       10.35%
                                                      VA        5.22%
                                                      MD        3.07%
--------------------------------------------------------------------------------------------------------




Banc of America Securities LLC                                              21
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Occupancy               Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Primary Residence              135       $78,097,267.07             86.24%
    Second Home                     24        12,457,146.45              13.76
    --------------------------------------------------------------------------
    Total:                         159       $90,554,413.52            100.00%
    ==========================================================================

   (1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                 Property Types of the Group 1 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Property Type           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Single Family Residence         80       $45,647,367.17             50.41%
    PUD                             61        35,770,549.35              39.50
    Condominium                     18         9,136,497.00              10.09
    --------------------------------------------------------------------------
    Total:                         159       $90,554,413.52            100.00%
    ==========================================================================


              Mortgage Loan Purpose of the Group 1 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
           Purpose              Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Purchase                       129       $75,071,692.74             82.90%
    Refinance-Cashout               13         6,357,577.43               7.02
    Refinance-Rate/Term             17         9,125,143.35              10.08
    --------------------------------------------------------------------------
    Total:                         159       $90,554,413.52            100.00%
    ==========================================================================


Banc of America Securities LLC                                              22
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------

             Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans (1)
    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
       Geographic Area          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Arizona                          4        $2,295,000.00              2.53%
    California                      72        44,501,253.87              49.14
    Colorado                         2         1,728,400.00               1.91
    Florida                         16         9,648,500.00              10.65
    Georgia                          1         1,000,000.00               1.10
    Illinois                         3         1,586,116.00               1.75
    Kentucky                         1           460,000.00               0.51
    Maine                            1           449,575.00               0.50
    Maryland                         6         2,780,193.89               3.07
    Massachusetts                    2         1,400,000.00               1.55
    Michigan                         2           981,263.00               1.08
    Minnesota                        2           762,750.00               0.84
    Nevada                          18         9,375,803.45              10.35
    New Jersey                       2           852,000.00               0.94
    New Mexico                       1           451,571.90               0.50
    New York                         4         2,286,600.00               2.53
    North Carolina                   1           399,200.00               0.44
    Ohio                             3         1,336,850.00               1.48
    Rhode Island                     1           448,000.00               0.49
    Utah                             2           752,000.00               0.83
    Virginia                        10         4,728,732.00               5.22
    Washington                       4         1,862,604.41               2.06
    Wisconsin                        1           468,000.00               0.52
    --------------------------------------------------------------------------
    Total:                         159       $90,554,413.52            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, no more than approximately 2.38% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.




Banc of America Securities LLC                                              23
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage Loan     Mortgage       Balance as of     Pool Principal
    Principal Balances ($)      Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    200,000.01 - 250,000.00          1          $223,125.89              0.25%
    350,000.01 - 400,000.00         39        14,991,632.41              16.56
    400,000.01 - 450,000.00         27        11,600,986.43              12.81
    450,000.01 - 500,000.00         18         8,505,566.90               9.39
    500,000.01 - 550,000.00         12         6,315,765.00               6.97
    550,000.01 - 600,000.00         10         5,729,813.00               6.33
    600,000.01 - 650,000.00         10         6,405,500.00               7.07
    650,000.01 - 700,000.00          5         3,432,472.00               3.79
    700,000.01 - 750,000.00          3         2,191,600.00               2.42
    750,000.01 - 800,000.00          5         3,833,148.44               4.23
    800,000.01 - 850,000.00          4         3,313,083.00               3.66
    850,000.01 - 900,000.00          4         3,476,000.00               3.84
    900,000.01 - 950,000.00          4         3,735,766.00               4.13
    950,000.01 - 1,000,000.00       17        16,799,954.45              18.55
    --------------------------------------------------------------------------
    Total:                         159       $90,554,413.52            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $569,525.


Banc of America Securities LLC                                              24
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Original Loan-To-Value    Mortgage       Balance as of     Pool Principal
          Ratios (%)           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    30.01 - 35.00                    1          $619,000.00              0.68%
    35.01 - 40.00                    2         2,000,000.00               2.21
    40.01 - 45.00                    1           999,999.00               1.10
    45.01 - 50.00                    1           650,000.00               0.72
    55.01 - 60.00                    4         2,915,000.00               3.22
    65.01 - 70.00                   12         6,617,296.45               7.31
    70.01 - 75.00                   15        10,300,227.43              11.37
    75.01 - 80.00                  116        63,512,155.64              70.14
    85.01 - 90.00                    6         2,540,735.00               2.81
    90.01 - 95.00                    1           400,000.00               0.44
    --------------------------------------------------------------------------
    Total:                         159       $90,554,413.52            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 75.84%.




Banc of America Securities LLC                                              25
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


         Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage          Mortgage       Balance as of     Pool Principal
    Interest Rates (%)         Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    4.001 - 4.250                    1          $365,851.00              0.40%
    4.251 - 4.500                    8         4,185,992.00               4.62
    4.501 - 4.750                   10         6,674,770.00               7.37
    4.751 - 5.000                   22        12,000,821.88              13.25
    5.001 - 5.250                   21        12,451,789.00              13.75
    5.251 - 5.500                   41        24,998,755.89              27.61
    5.501 - 5.750                   28        13,730,208.90              15.16
    5.751 - 6.000                   17        10,097,999.85              11.15
    6.001 - 6.250                    8         3,778,225.00               4.17
    6.251 - 6.500                    2         1,620,000.00               1.79
    7.251 - 7.500                    1           650,000.00               0.72
    --------------------------------------------------------------------------
    Total:                         159       $90,554,413.52            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 5.386% per annum.



                  Gross Margins of the Group 1 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Gross Margin (%)            Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    2.001 - 2.250                  157       $88,993,129.07             98.28%
    2.501 - 2.750                    1           972,021.45               1.07
    2.751 - 3.000                    1           589,263.00               0.65
    --------------------------------------------------------------------------
    Total:                         159       $90,554,413.52            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.258% per annum.


Banc of America Securities LLC                                              26
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


                  Rate Ceilings of the Group 1 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Rate Ceilings (%)       Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    9.001 - 10.000                   3        $1,226,296.90              1.35%
    10.001 - 11.000                 42        23,677,009.88              26.15
    11.001 - 12.000                105        60,377,606.74              66.68
    12.001 - 13.000                  8         4,623,500.00               5.11
    13.001 - 14.000                  1           650,000.00               0.72
    --------------------------------------------------------------------------
    Total:                         159       $90,554,413.52            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 11.349% per annum.


     First or Next Rate Adjustment Date of the Group 1 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
     First or Next Rate       Mortgage       Balance as of     Pool Principal
      Adjustment Date           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    December 1, 2007                 2          $981,992.00              1.08%
    January 1, 2008                 44        21,707,014.62              23.97
    February 1, 2008               111        66,626,143.90              73.58
    March 1, 2008                    2         1,239,263.00               1.37
    --------------------------------------------------------------------------
    Total:                         159       $90,554,413.52            100.00%
    ==========================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage Loans is expected to be approximately 36 months. For none of the Group Mortgage Loans, the first Adjustment Date has already occurred.

               Remaining Terms of the Group 1 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Remaining Term (Months)     Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    341 - 360                      159       $90,554,413.52            100.00%
    --------------------------------------------------------------------------
    Total:                         159       $90,554,413.52            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 360 months.




Banc of America Securities LLC                                              27
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------

          Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
         Credit Scores          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    801 - 850                        2          $886,300.00              0.98%
    751 - 800                       49        27,931,477.34              30.84
    701 - 750                       93        53,900,699.75              59.52
    651 - 700                       15         7,835,936.43               8.65
    --------------------------------------------------------------------------
    Total:                         159       $90,554,413.52            100.00%
    ==========================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).





Banc of America Securities LLC                                              28
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------

                          Group 2 Collateral Summary
-------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans
-----------------------------------------

The Group 2 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first ten years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 76.80% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date.. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. All of the mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.625% to 11.375%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.


None of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination.
------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                           Collateral Summary  Range (if applicable)
                                           ------------------  ---------------------
------------------------------------------------------------------------------------
Total Outstanding Loan Balance              $75,999,869.69

Total Number of Loans                                  125

Average Loan Principal Balance                    $607,999    $360,000 to $2,000,000

WA Gross Coupon                                     5.593%          4.625% to 6.375%

WA FICO                                                747                660 to 806

WA Original Term                                360 months

WA Remaining Term                               360 months         356 to 360 months

WA OLTV                                             70.46%          27.87% to 80.00%

WA Months to First or Next Rate

Adjustment Date                                 120 months         116 to 120 months

WA Gross Margin                                     2.252%          2.250% to 2.750%

WA Rate Ceiling                                    10.593%         9.625% to 11.375%
------------------------------------------------------------------------------------
Geographic Concentration of Mortgaged      CA       63.50%
Properties (Top 5 States) based on the     VA        6.81%
Aggregate Stated Principal Balance         NJ        5.29%
                                           FL        4.93%
                                           IL        3.68%

------------------------------------------------------------------------------------


Banc of America Securities LLC                                              29
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


        Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Occupancy               Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Primary Residence              116       $70,442,294.98             92.69%
    Second Home                      9         5,557,574.71               7.31
    --------------------------------------------------------------------------
    Total:                         125       $75,999,869.69            100.00%
    ==========================================================================

      (1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                   Property Types of the Group 2 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Property Type           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Single Family Residence         70       $43,771,581.06             57.59%
    PUD                             36        22,446,911.61              29.54
    Condominium                     17         8,641,377.02              11.37
    2-4 Family                       2         1,140,000.00               1.50
    --------------------------------------------------------------------------
    Total:                         125       $75,999,869.69            100.00%
    ==========================================================================


                Mortgage Loan Purpose of the Group 2 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
           Purpose              Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Purchase                        84       $51,800,890.94             68.16%
    Refinance-Cashout               11         5,831,568.10               7.67
    Refinance-Rate/Term             30        18,367,410.65              24.17
    --------------------------------------------------------------------------
    Total:                         125       $75,999,869.69            100.00%
    ==========================================================================





Banc of America Securities LLC                                              30
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------

             Geographical Distribution of the Mortgage Properties
                       of the Group 2 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
       Geographic Area          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Arizona                          2          $927,110.67              1.22%
    California                      81        48,257,563.51              63.50
    Colorado                         1           370,159.94               0.49
    Connecticut                      1           428,000.00               0.56
    Florida                          5         3,744,000.00               4.93
    Georgia                          2         1,207,400.00               1.59
    Hawaii                           1           664,000.00               0.87
    Illinois                         3         2,796,500.00               3.68
    Kansas                           1           528,000.00               0.69
    Massachusetts                    2         1,375,920.00               1.81
    Nevada                           1           450,000.00               0.59
    New Jersey                       6         4,019,808.57               5.29
    North Carolina                   2         1,234,900.00               1.62
    South Carolina                   1           367,960.00               0.48
    Tennessee                        1           611,000.00               0.80
    Texas                            1           426,087.00               0.56
    Utah                             1           708,000.00               0.93
    Virginia                         9         5,174,700.00               6.81
    Washington                       4         2,708,760.00               3.56
    --------------------------------------------------------------------------
    Total:                         125       $75,999,869.69            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, no more than approximately 2.71% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC                                              31
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage Loan     Mortgage       Balance as of     Pool Principal
    Principal Balances($)      Loans          Cut-Off Date         Balance
    --------------------------------------------------------------------------
    350,000.01 - 400,000.00         16        $6,106,747.97              8.04%
    400,000.01 - 450,000.00         19         8,158,446.38              10.73
    450,000.01 - 500,000.00         16         7,639,083.08              10.05
    500,000.01 - 550,000.00         16         8,493,402.00              11.18
    550,000.01 - 600,000.00         16         9,141,012.26              12.03
    600,000.01 - 650,000.00          7         4,415,282.00               5.81
    650,000.01 - 700,000.00         10         6,797,310.00               8.94
    700,000.01 - 750,000.00          4         2,868,900.00               3.77
    750,000.01 - 800,000.00          3         2,395,000.00               3.15
    800,000.01 - 850,000.00          3         2,482,700.00               3.27
    850,000.01 - 900,000.00          2         1,728,000.00               2.27
    950,000.01 - 1,000,000.00        8         8,000,000.00              10.53
    1,000,000.01 - 1,500,000.00      4         5,773,986.00               7.60
    1,500,000.01 - 2,000,000.00      1         2,000,000.00               2.63
    --------------------------------------------------------------------------
    Total:                         125       $75,999,869.69            100.00%
    ==========================================================================



(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $607,999.




Banc of America Securities LLC                                              32
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Original Loan-To-Value    Mortgage       Balance as of     Pool Principal
          Ratios (%)           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    25.01 - 30.00                    1          $425,000.00              0.56%
    30.01 - 35.00                    1           485,000.00               0.64
    35.01 - 40.00                    1         2,000,000.00               2.63
    40.01 - 45.00                    2         1,057,000.00               1.39
    45.01 - 50.00                    2         1,826,986.00               2.40
    50.01 - 55.00                    7         5,168,598.03               6.80
    55.01 - 60.00                    6         5,527,000.00               7.27
    60.01 - 65.00                    9         5,617,008.00               7.39
    65.01 - 70.00                   10         5,695,087.00               7.49
    70.01 - 75.00                   16         9,810,662.71              12.91
    75.01 - 80.00                   70        38,387,527.95              50.51
    --------------------------------------------------------------------------
    Total:                         125       $75,999,869.69            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 70.46%.




Banc of America Securities LLC                                              33
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------

         Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage          Mortgage       Balance as of     Pool Principal
    Interest Rates (%)         Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    4.501 - 4.750                    1          $800,000.00              1.05%
    4.751 - 5.000                    1           592,000.00               0.78
    5.001 - 5.250                   13         8,865,108.67              11.66
    5.251 - 5.500                   35        20,714,427.90              27.26
    5.501 - 5.750                   54        32,273,784.12              42.47
    5.751 - 6.000                   17        11,123,149.00              14.64
    6.001 - 6.250                    3         1,196,500.00               1.57
    6.251 - 6.500                    1           434,900.00               0.57
    --------------------------------------------------------------------------
    Total:                         125       $75,999,869.69            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 5.593% per annum.

                Gross Margins of the Group 2 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Gross Margin (%)            Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    2.001 - 2.250                  124       $75,629,709.75             99.51%
    2.501 - 2.750                    1           370,159.94               0.49
    --------------------------------------------------------------------------
    Total:                         125       $75,999,869.69            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.252% per annum.



                Rate Ceilings of the Group 2 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Rate Ceilings (%)       Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    9.001 - 10.000                   2        $1,392,000.00              1.83%
    10.001 - 11.000                119        72,976,469.69              96.02
    11.001 - 12.000                  4         1,631,400.00               2.15
    --------------------------------------------------------------------------
    Total:                         125       $75,999,869.69            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 10.593% per annum.




Banc of America Securities LLC                                              34
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------

     First or Next Rate Adjustment Date of the Group 2 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
     First or Next Rate       Mortgage       Balance as of     Pool Principal
      Adjustment Date           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    October 1, 2014                  1          $370,159.94              0.49%
    January 1, 2015                 37        21,816,142.75              28.71
    February 1, 2015                87        53,813,567.00              70.81
    --------------------------------------------------------------------------
    Total:                         125       $75,999,869.69            100.00%
    ==========================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage Loans is expected to be approximately 120 months. None of the Group Mortgage Loans, the first Adjustment Date has already occurred.


               Remaining Terms of the Group 2 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Remaining Term (Months)     Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    341 - 360                      125       $75,999,869.69            100.00%
    --------------------------------------------------------------------------
    Total:                         125       $75,999,869.69            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 360 months.


          Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
         Credit Scores          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    801 - 850                        2          $865,000.00              1.14%
    751 - 800                       56        36,774,834.49              48.39
    701 - 750                       57        33,561,502.53              44.16
    651 - 700                       10         4,798,532.67               6.31
    --------------------------------------------------------------------------
    Total:                         125       $75,999,869.69            100.00%
    ==========================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).



Banc of America Securities LLC                                              35
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


                          Group 3 Collateral Summary

Description of The Group 3 Mortgage Loans
-----------------------------------------

The Group 3 Mortgage Loans consist of Negative Amortizing ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first one to three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. All of the mortgage interest rates will be indexed to COFI and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.850% to 10.950%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Approximately 29.25% of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination
------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.


---------------------------------------------------------------------------------------
                                           Collateral Summary  Range (if applicable)
                                           ------------------  ---------------------
---------------------------------------------------------------------------------------
Total Outstanding Loan Balance             $251,406,468.93

Total Number of Loans                                  848

Average Loan Principal Balance                    $296,470     $23,946 to $1,556,185

WA Gross Coupon                                     2.945%          1.000% to 6.125%

WA FICO                                                707                598 to 822

WA Original Term                                360 months

WA Remaining Term                               359 months         353 to 360 months

WA OLTV                                             73.56%           7.08% to 95.00%

WA Months to First or Next Rate                   1 months             1 to 4 months
Adjustment Date

WA Gross Margin                                     3.130%          1.550% to 5.850%

WA Rate Ceiling                                     9.953%         9.850% to 10.950%

---------------------------------------------------------------------------------------
Geographic Concentration of Mortgaged      CA       50.05%
Properties (Top 5 States) based on the     FL        5.95%
Aggregate Stated Principal Balance         NV        5.22%
                                           NJ        4.36%
                                           NY        3.40%

---------------------------------------------------------------------------------------



Banc of America Securities LLC                                              36
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


        Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Occupancy               Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Primary Residence              649      $208,352,835.14             82.87%
    Investor Property              161        32,874,138.38              13.08
    Second Home                     38        10,179,495.41               4.05
    --------------------------------------------------------------------------
    Total:                         848      $251,406,468.93            100.00%
    ==========================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                 Property Types of the Group 3 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Property Type           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Single Family Residence        535      $167,419,326.13             66.59%
    PUD                            156        47,890,444.40              19.05
    Condominium                    114        26,003,515.66              10.34
    2-4 Family                      43        10,093,182.74               4.01
    --------------------------------------------------------------------------
    Total:                         848      $251,406,468.93            100.00%
    ==========================================================================


              Mortgage Loan Purpose of the Group 3 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
           Purpose              Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Refinance-Cashout              347      $101,777,041.61             40.48%
    Purchase                       315       102,756,145.89              40.87
    Refinance-Rate/Term            186        46,873,281.43              18.64
    --------------------------------------------------------------------------
    Total:                         848      $251,406,468.93            100.00%
    ==========================================================================



Banc of America Securities LLC                                              37
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------

               Geographical Distribution of the Mortgage Properties
                         of the Group 3 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
       Geographic Area          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Alabama                          1          $290,000.00              0.12%
    Arizona                         20         4,392,768.60               1.75
    California                     335       125,839,016.28              50.05
    Colorado                        15         3,859,685.82               1.54
    Connecticut                     10         3,168,987.13               1.26
    Delaware                         7         1,778,829.44               0.71
    District of Columbia             1           239,428.07               0.10
    Florida                         65        14,948,577.78               5.95
    Georgia                         10         1,963,457.27               0.78
    Hawaii                          14         5,791,844.53               2.30
    Idaho                            5           911,015.26               0.36
    Illinois                        16         3,714,634.79               1.48
    Indiana                          7           981,318.52               0.39
    Kansas                           2           434,044.17               0.17
    Kentucky                         3           356,829.75               0.14
    Louisiana                        2         1,168,445.73               0.46
    Maryland                         7         1,446,546.16               0.58
    Massachusetts                   21         7,716,616.41               3.07
    Michigan                         9         1,542,487.71               0.61
    Minnesota                       15         3,204,885.97               1.27
    Missouri                        10         1,184,723.12               0.47
    Nevada                          56        13,125,200.28               5.22
    New Hampshire                    1           181,920.00               0.07
    New Jersey                      40        10,961,209.30               4.36
    New Mexico                       4           813,044.32               0.32
    New York                        26         8,551,264.72               3.40
    North Carolina                   8         1,793,463.30               0.71
    Ohio                             7           970,974.85               0.39
    Oklahoma                         1           261,945.05               0.10
    Oregon                          17         4,018,017.86               1.60
    Pennsylvania                    21         3,790,941.26               1.51
    Rhode Island                     1           515,907.01               0.21
    South Carolina                  14         3,207,877.98               1.28
    Tennessee                        2           686,727.75               0.27
    Texas                           21         2,779,332.22               1.11
    Utah                             6         1,292,140.61               0.51
    Vermont                          1           648,510.94               0.26
    Virginia                        15         5,216,417.29               2.07
    Washington                      21         4,660,962.53               1.85
    West Virginia                    1            55,774.46               0.02
    Wisconsin                       10         2,940,694.69               1.17
    --------------------------------------------------------------------------
    Total:                         848      $251,406,468.93            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, no more than approximately 0.96% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.





Banc of America Securities LLC                                              38
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


               Current Mortgage Loan Principal Balances of the Group 3
                                  Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage Loan     Mortgage       Balance as of     Pool Principal
    Principal Balances ($)     Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    0.01 - 50,000.00                 9          $374,018.32              0.15%
    50,000.01 - 100,000.00          56         4,639,631.63               1.85
    100,000.01 - 150,000.00        108        13,387,164.93               5.32
    150,000.01 - 200,000.00        119        21,282,392.32               8.47
    200,000.01 - 250,000.00        115        26,050,636.57              10.36
    250,000.01 - 300,000.00        104        28,561,003.35              11.36
    300,000.01 - 350,000.00         85        27,489,356.36              10.93
    350,000.01 - 400,000.00         73        27,746,482.94              11.04
    400,000.01 - 450,000.00         51        21,669,230.05               8.62
    450,000.01 - 500,000.00         33        15,845,716.74               6.30
    500,000.01 - 550,000.00         23        12,104,237.27               4.81
    550,000.01 - 600,000.00         24        13,825,610.68               5.50
    600,000.01 - 650,000.00         16        10,106,973.87               4.02
    650,000.01 - 700,000.00          7         4,740,317.83               1.89
    700,000.01 - 750,000.00          5         3,679,668.37               1.46
    750,000.01 - 800,000.00          2         1,534,579.34               0.61
    800,000.01 - 850,000.00          3         2,486,445.73               0.99
    850,000.01 - 900,000.00          5         4,398,250.00               1.75
    950,000.01 - 1,000,000.00        4         3,952,937.55               1.57
    1,000,000.01 - 1,500,000.00      5         5,975,629.82               2.38
    1,500,000.01 - 2,000,000.00      1         1,556,185.26               0.62
    --------------------------------------------------------------------------
    Total:                         848      $251,406,468.93            100.00%
    ==========================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $296,470.






Banc of America Securities LLC                                              39
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Original Loan-To-Value    Mortgage       Balance as of     Pool Principal
          Ratios (%)           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    5.01 - 10.00                     1           $23,946.10              0.01%
    15.01 - 20.00                    1            98,800.00               0.04
    20.01 - 25.00                    1           100,000.00               0.04
    25.01 - 30.00                    2           715,000.00               0.28
    30.01 - 35.00                    4           499,664.73               0.20
    35.01 - 40.00                    4         1,293,611.88               0.51
    40.01 - 45.00                    7         2,015,182.92               0.80
    45.01 - 50.00                   13         3,668,978.22               1.46
    50.01 - 55.00                   28         7,008,263.07               2.79
    55.01 - 60.00                   26         9,760,266.29               3.88
    60.01 - 65.00                   60        16,424,081.09               6.53
    65.01 - 70.00                   97        31,581,523.81              12.56
    70.01 - 75.00                  116        39,270,509.51              15.62
    75.01 - 80.00                  455       133,374,920.81              53.05
    80.01 - 85.00                    5         1,150,892.93               0.46
    85.01 - 90.00                   18         3,172,129.57               1.26
    90.01 - 95.00                   10         1,248,698.00               0.50
    --------------------------------------------------------------------------
    Total:                         848      $251,406,468.93            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 73.56%.



Banc of America Securities LLC                                              40
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


         Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage          Mortgage       Balance as of     Pool Principal
    Interest Rates (%)         Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    0.751 - 1.000                  262       $87,209,199.00             34.69%
    1.001 - 1.250                    1           151,200.00               0.06
    1.251 - 1.500                   79        17,592,260.80               7.00
    1.501 - 1.750                   84        25,239,697.35              10.04
    1.751 - 2.000                    6         1,073,877.00               0.43
    2.001 - 2.250                   38         6,664,108.94               2.65
    2.501 - 2.750                    4           898,500.39               0.36
    3.001 - 3.250                    5           657,950.00               0.26
    3.251 - 3.500                    1           251,594.67               0.10
    3.751 - 4.000                    2           258,305.00               0.10
    4.001 - 4.250                    8         1,052,011.56               0.42
    4.251 - 4.500                    2           401,160.27               0.16
    4.501 - 4.750                   16         6,124,175.79               2.44
    4.751 - 5.000                  237        78,890,182.88              31.38
    5.001 - 5.250                   30         7,995,302.04               3.18
    5.251 - 5.500                   64        15,011,007.29               5.97
    5.501 - 5.750                    4           818,272.87               0.33
    5.751 - 6.000                    4           942,210.63               0.37
    6.001 - 6.250                    1           175,452.45               0.07
    --------------------------------------------------------------------------
    Total:                         848      $251,406,468.93            100.00%
    ==========================================================================
(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 2.945% per annum.




Banc of America Securities LLC                                              41
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


                  Gross Margins of the Group 3 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Gross Margin (%)            Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    1.501 - 1.750                    2        $1,408,334.12              0.56%
    2.001 - 2.250                    4           499,811.56               0.20
    2.251 - 2.500                    4         1,311,565.65               0.52
    2.501 - 2.750                   31        12,028,529.65               4.78
    2.751 - 3.000                  338       112,772,661.42              44.86
    3.001 - 3.250                  178        54,247,784.38              21.58
    3.251 - 3.500                  166        40,288,099.29              16.03
    3.501 - 3.750                   56        13,827,340.78               5.50
    3.751 - 4.000                   43        10,554,314.63               4.20
    4.001 - 4.250                   15         2,901,972.45               1.15
    4.251 - 4.500                    4           718,305.00               0.29
    4.501 - 4.750                    2           233,350.00               0.09
    4.751 - 5.000                    1           132,000.00               0.05
    5.751 - 6.000                    4           482,400.00               0.19
    --------------------------------------------------------------------------
    Total:                         848      $251,406,468.93            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 3.130% per annum.


                  Rate Ceilings of the Group 3 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Rate Ceilings (%)       Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    9.001 - 10.000                 843      $250,175,799.85             99.51%
    10.001 - 11.000                  5         1,230,669.08               0.49
    --------------------------------------------------------------------------
    Total:                         848      $251,406,468.93            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 9.953% per annum.





Banc of America Securities LLC                                              42
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


       First or Next Rate Adjustment Date of the Group 3 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
     First or Next Rate       Mortgage       Balance as of     Pool Principal
      Adjustment Date           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    March 1, 2005                  723      $219,791,109.23             87.42%
    April 1, 2005                   57        14,691,568.70               5.84
    May 1, 2005                     66        16,445,351.00               6.54
    June 1, 2005                     2           478,440.00               0.19
    --------------------------------------------------------------------------
    Total:                         848      $251,406,468.93            100.00%
    ==========================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage Loans is expected to be approximately 1 month. For approximately 44.03% of the Group Mortgage Loans, the first Adjustment Date has already occurred.


                 Remaining Terms of the Group 3 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Remaining Term (Months)     Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    341 - 360                      848      $251,406,468.93            100.00%
    --------------------------------------------------------------------------
    Total:                         848      $251,406,468.93            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 359 months.


          Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
         Credit Scores          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    801 - 850                       16        $3,348,236.24              1.33%
    751 - 800                      163        44,854,429.17              17.84
    701 - 750                      280        86,297,714.71              34.33
    651 - 700                      303        93,878,966.23              37.34
    601 - 650                       84        22,607,432.71               8.99
    551 - 600                        2           419,689.87               0.17
    --------------------------------------------------------------------------
    Total:                         848      $251,406,468.93            100.00%
    ==========================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).





Banc of America Securities LLC                                              43
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


            Maximum Negative Amortization of the Group 3 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
       Maximum Negative       Mortgage       Balance as of     Pool Principal
       Amortization (%)         Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    110                             26        $8,551,264.72              3.40%
    115                            822       242,855,204.21              96.60
    --------------------------------------------------------------------------
    Total:                         848      $251,406,468.93            100.00%
    ==========================================================================





Banc of America Securities LLC                                              44
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


                          Group 4 Collateral Summary

Description of The Group 4 Mortgage Loans
-----------------------------------------

The Group 4 Mortgage Loans consist of Negative Amortizing ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first one to three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. Approximately 62.43% and 37.57% of the mortgage interest rates will be indexed to MTA and LIBOR respectfully, and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.950% to 11.950%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Approximately 53.66% of the Group 4 Mortgage Loans have a prepayment fee as of the date of origination.
------------------------------------------------------------------------------

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-------------------------------------------------------------------------------------
                                           Collateral Summary  Range (if applicable)
                                           ------------------  ---------------------
-------------------------------------------------------------------------------------
Total Outstanding Loan Balance             $385,721,218.26

Total Number of Loans                                1,037

Average Loan Principal Balance                    $371,959     $41,400 to $1,996,800

WA Gross Coupon                                     1.679%          1.000% to 5.625%

WA FICO                                                710                606 to 821

WA Original Term                                360 months

WA Remaining Term                               360 months         356 to 360 months

WA OLTV                                             73.82%          20.59% to 95.00%

WA Months to First or Next Rate                    1 month             1 to 4 months
Adjustment Date

WA Gross Margin                                     2.720%          1.300% to 4.625%

WA Rate Ceiling                                     9.955%         9.950% to 11.950%


-------------------------------------------------------------------------------------
Geographic Concentration of Mortgaged      CA       56.88%
Properties (Top 5 States) based on the     FL       10.77%
Aggregate Stated Principal Balance         NV        5.76%
                                           VA        2.88%
                                           WA        2.07%

-------------------------------------------------------------------------------------



Banc of America Securities LLC                                              45
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


      Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Occupancy               Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Primary Residence              805      $320,848,139.44             83.18%
    Investor Property              191        48,759,740.23              12.64
    Second Home                     41        16,113,338.59               4.18
    --------------------------------------------------------------------------
    Total:                       1,037      $385,721,218.26            100.00%
    ==========================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                   Property Types of the Group 4 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Property Type           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Single Family Residence        603      $231,948,654.65             60.13%
    PUD                            267       108,704,799.63              28.18
    Condominium                    130        31,759,994.51               8.23
    2-4 Family                      37        13,307,769.47               3.45
    --------------------------------------------------------------------------
    Total:                       1,037      $385,721,218.26            100.00%
    ==========================================================================


                Mortgage Loan Purpose of the Group 4 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
           Purpose              Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Refinance-Cashout              441      $159,988,280.05             41.48%
    Purchase                       380       153,729,699.27              39.86
    Refinance-Rate/Term            216        72,003,238.94              18.67
    --------------------------------------------------------------------------
    Total:                       1,037      $385,721,218.26            100.00%
    ==========================================================================




Banc of America Securities LLC                                              46
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


               Geographical Distribution of the Mortgage Properties
                         of the Group 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
       Geographic Area          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Alabama                          3        $1,335,200.00              0.35%
    Alaska                           1           541,000.00               0.14
    Arizona                         23         6,965,295.89               1.81
    California                     491       219,396,686.03              56.88
    Colorado                        24         6,111,538.42               1.58
    Connecticut                     11         4,176,766.00               1.08
    Delaware                         4         1,009,006.41               0.26
    District of Columbia             2           435,748.05               0.11
    Florida                        138        41,535,426.15              10.77
    Georgia                          9         2,648,106.93               0.69
    Hawaii                           6         3,048,250.00               0.79
    Idaho                            5         1,142,558.00               0.30
    Illinois                        13         4,417,063.01               1.15
    Indiana                          2           182,857.88               0.05
    Kansas                           1            88,000.00               0.02
    Kentucky                         5         1,301,557.10               0.34
    Louisiana                        1           538,000.00               0.14
    Maryland                         7         3,451,838.71               0.89
    Massachusetts                   19         6,396,334.18               1.66
    Michigan                        17         3,842,199.03               1.00
    Minnesota                        3           936,699.56               0.24
    Missouri                         1           201,572.95               0.05
    Nevada                          83        22,228,153.20               5.76
    New Hampshire                    2           710,000.00               0.18
    New Jersey                      14         6,361,358.67               1.65
    New Mexico                       1            83,300.00               0.02
    New York                         7         3,369,518.17               0.87
    North Carolina                  12         3,388,741.97               0.88
    Ohio                             6         1,664,373.74               0.43
    Oklahoma                         1            51,500.00               0.01
    Oregon                          13         3,935,752.77               1.02
    Pennsylvania                    11         3,644,775.89               0.94
    Rhode Island                     1           168,000.00               0.04
    South Carolina                   5         2,714,900.00               0.70
    Tennessee                        3           331,000.00               0.09
    Texas                           18         4,831,049.00               1.25
    Utah                            14         3,063,353.80               0.79
    Virginia                        28        11,112,681.35               2.88
    Washington                      28         7,966,319.88               2.07
    Wisconsin                        3           332,335.52               0.09
    Wyoming                          1            62,400.00               0.02
    --------------------------------------------------------------------------
    Total:                       1,037      $385,721,218.26            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, no more than approximately 0.77% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.




Banc of America Securities LLC                                              47
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


               Current Mortgage Loan Principal Balances of the Group 4
                                  Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage Loan     Mortgage       Balance as of     Pool Principal
    Principal Balances ($)     Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    0.01 - 50,000.00                 1           $41,400.00              0.01%
    50,000.01 - 100,000.00          49         3,938,292.77               1.02
    100,000.01 - 150,000.00         78        10,006,348.24               2.59
    150,000.01 - 200,000.00        127        22,635,900.33               5.87
    200,000.01 - 250,000.00        111        25,099,691.59               6.51
    250,000.01 - 300,000.00        101        27,814,847.64               7.21
    300,000.01 - 350,000.00         74        24,007,776.32               6.22
    350,000.01 - 400,000.00        118        44,471,053.78              11.53
    400,000.01 - 450,000.00         80        34,086,651.22               8.84
    450,000.01 - 500,000.00         83        39,625,140.46              10.27
    500,000.01 - 550,000.00         51        26,631,782.43               6.90
    550,000.01 - 600,000.00         30        17,279,767.73               4.48
    600,000.01 - 650,000.00         39        24,796,329.33               6.43
    650,000.01 - 700,000.00         18        12,211,401.05               3.17
    700,000.01 - 750,000.00         11         8,011,008.00               2.08
    750,000.01 - 800,000.00         12         9,389,660.00               2.43
    800,000.01 - 850,000.00          7         5,761,243.76               1.49
    850,000.01 - 900,000.00          6         5,215,500.00               1.35
    900,000.01 - 950,000.00         11        10,259,332.63               2.66
    950,000.01 - 1,000,000.00       14        13,930,805.09               3.61
    1,000,000.01 - 1,500,000.00     13        15,010,485.89               3.89
    1,500,000.01 - 2,000,000.00      3         5,496,800.00               1.43
    --------------------------------------------------------------------------
    Total:                       1,037      $385,721,218.26            100.00%
    ==========================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $371,959.





Banc of America Securities LLC                                              48
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


          Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Original Loan-To-Value    Mortgage       Balance as of     Pool Principal
          Ratios (%)           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    20.01 - 25.00                    4        $1,553,500.00              0.40%
    25.01 - 30.00                    4         1,063,988.58               0.28
    30.01 - 35.00                    3         1,294,631.23               0.34
    35.01 - 40.00                    3           405,000.00               0.10
    40.01 - 45.00                    8         2,520,104.44               0.65
    45.01 - 50.00                   11         3,978,901.46               1.03
    50.01 - 55.00                   26        10,701,639.42               2.77
    55.01 - 60.00                   33        14,106,667.88               3.66
    60.01 - 65.00                   65        25,479,444.70               6.61
    65.01 - 70.00                  111        48,978,426.57              12.70
    70.01 - 75.00                  152        63,304,802.43              16.41
    75.01 - 80.00                  578       202,900,410.82              52.60
    80.01 - 85.00                    6         1,585,434.36               0.41
    85.01 - 90.00                   13         3,431,315.89               0.89
    90.01 - 95.00                   20         4,416,950.48               1.15
    --------------------------------------------------------------------------
    Total:                       1,037      $385,721,218.26            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 73.82%.




Banc of America Securities LLC                                              49
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


         Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage          Mortgage       Balance as of     Pool Principal
    Interest Rates (%)         Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    0.751 - 1.000                  601      $240,408,510.50             62.33%
    1.001 - 1.250                    3         1,641,673.00               0.43
    1.251 - 1.500                  150        39,600,245.04              10.27
    1.501 - 1.750                   84        33,081,351.01               8.58
    1.751 - 2.000                   18         7,192,550.00               1.86
    2.001 - 2.250                   19         4,831,959.32               1.25
    2.251 - 2.500                    1           275,000.00               0.07
    2.501 - 2.750                    8         3,528,792.54               0.91
    3.001 - 3.250                    4           977,525.75               0.25
    3.501 - 3.750                    2           140,688.35               0.04
    3.751 - 4.000                    1           188,575.00               0.05
    4.001 - 4.250                    4         2,974,519.60               0.77
    4.251 - 4.500                   45        22,226,493.15               5.76
    4.501 - 4.750                   14         4,041,854.97               1.05
    4.751 - 5.000                   65        19,837,007.38               5.14
    5.001 - 5.250                   12         3,315,276.95               0.86
    5.251 - 5.500                    3           853,312.55               0.22
    5.501 - 5.750                    3           605,883.15               0.16
    --------------------------------------------------------------------------
    Total:                       1,037      $385,721,218.26            100.00%
    ==========================================================================
(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 1.679% per annum.






Banc of America Securities LLC                                              50
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


                  Gross Margins of the Group 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Gross Margin (%)            Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    1.251 - 1.500                    2          $140,688.35              0.04%
    1.751 - 2.000                    8         2,031,660.00               0.53
    2.001 - 2.250                   36        14,798,665.20               3.84
    2.251 - 2.500                  175        69,042,241.94              17.90
    2.501 - 2.750                  430       168,925,503.96              43.79
    2.751 - 3.000                  201        69,101,657.77              17.91
    3.001 - 3.250                  102        34,441,011.54               8.93
    3.251 - 3.500                   59        15,707,230.75               4.07
    3.501 - 3.750                   14         8,347,550.00               2.16
    3.751 - 4.000                    6         1,981,583.00               0.51
    4.001 - 4.250                    2           704,025.00               0.18
    4.251 - 4.500                    1           310,825.75               0.08
    4.501 - 4.750                    1           188,575.00               0.05
    --------------------------------------------------------------------------
    Total:                       1,037      $385,721,218.26            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.720% per annum.


                  Rate Ceilings of the Group 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Rate Ceilings (%)       Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    9.001 - 10.000               1,035      $384,747,199.20             99.75%
    11.001 - 12.000                  2           974,019.06               0.25
    --------------------------------------------------------------------------
    Total:                       1,037      $385,721,218.26            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 9.955% per annum.




Banc of America Securities LLC                                              51
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


       First or Next Rate Adjustment Date of the Group 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
     First or Next Rate       Mortgage       Balance as of     Pool Principal
      Adjustment Date           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    March 1, 2005                  841      $311,093,840.15             80.65%
    April 1, 2005                  110        41,904,283.11              10.86
    May 1, 2005                     78        29,225,695.00               7.58
    June 1, 2005                     8         3,497,400.00               0.91
    --------------------------------------------------------------------------
    Total:                       1,037      $385,721,218.26            100.00%
    ==========================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage Loans is expected to be approximately 1 month. For approximately 14.31% of the Group Mortgage Loans, the first Adjustment Date has already occurred.


                 Remaining Terms of the Group 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Remaining Term (Months)     Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    341 - 360                    1,037      $385,721,218.26            100.00%
    --------------------------------------------------------------------------
    Total:                       1,037      $385,721,218.26            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 360 months.



Banc of America Securities LLC                                              52
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


          Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
         Credit Scores          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    801 - 850                       17        $5,178,100.76              1.34%
    751 - 800                      214        78,482,844.05              20.35
    701 - 750                      314       120,179,296.15              31.16
    651 - 700                      403       154,911,412.79              40.16
    601 - 650                       89        26,969,564.51               6.99
    --------------------------------------------------------------------------
    Total:                       1,037      $385,721,218.26            100.00%
    ==========================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


            Maximum Negative Amortization of the Group 4 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
       Maximum Negative       Mortgage       Balance as of     Pool Principal
       Amortization (%)         Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    110                              7        $3,369,518.17              0.87%
    115                          1,030       382,351,700.09              99.13
    --------------------------------------------------------------------------
    Total:                       1,037      $385,721,218.26            100.00%
    ==========================================================================




Banc of America Securities LLC                                              53
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------

                        Group 3 & 4 Collateral Summary

Description of The Group 3 & 4 Mortgage Loans
---------------------------------------------

The Group 3 & 4 Mortgage Loans consist of Negative Amortizing ARMs secured by first lien, one-to-four family residential properties. None of the Group 3 & 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates range from 9.850% to 11.950%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Approximately 44.03% of the Group 3 & 4 Mortgage Loans have a prepayment fee as of the date of origination.
------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 & 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.


---------------------------------------------------------------------------------------
                                           Collateral Summary  Range (if applicable)
                                           ------------------  ---------------------
---------------------------------------------------------------------------------------
Total Outstanding Loan Balance             $637,127,687.19

Total Number of Loans                                1,885

Average Loan Principal Balance                    $337,999     $23,946 to $1,996,800

WA Gross Coupon                                     2.179%          1.000% to 6.125%

WA FICO                                                709                598 to 822

WA Original Term                                360 months

WA Remaining Term                               360 months         353 to 360 months

WA OLTV                                             73.72%           7.08% to 95.00%

WA Months to First or Next Rate                    1 month             1 to 4 months
Adjustment Date

WA Gross Margin                                     2.882%          1.300% to 5.850%

WA Rate Ceiling                                     9.954%         9.850% to 11.950%


---------------------------------------------------------------------------------------
Geographic Concentration of Mortgaged      CA       54.19%
Properties (Top 5 States) based on the     FL        8.87%
Aggregate Stated Principal Balance         NV        5.55%
                                           NJ        2.72%
                                           VA        2.56%

---------------------------------------------------------------------------------------



Banc of America Securities LLC                                              54
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


      Occupancy of Mortgaged Properties of the Group 3 & 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Occupancy               Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Primary Residence            1,454      $529,200,974.58             83.06%
    Investor Property              352        81,633,878.61              12.81
    Second Home                     79        26,292,834.00               4.13
    --------------------------------------------------------------------------
    Total:                       1,885      $637,127,687.19            100.00%
    ==========================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                 Property Types of the Group 3 & 4 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Property Type           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Single Family Residence      1,138      $399,367,980.78             62.68%
    PUD                            423       156,595,244.03              24.58
    Condominium                    244        57,763,510.17               9.07
    2-4 Family                      80        23,400,952.21               3.67
    --------------------------------------------------------------------------
    Total:                       1,885      $637,127,687.19            100.00%
    ==========================================================================


              Mortgage Loan Purpose of the Group 3 & 4 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
           Purpose              Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Refinance-Cashout              788      $261,765,321.66             41.09%
    Purchase                       695       256,485,845.16              40.26
    Refinance-Rate/Term            402       118,876,520.37              18.66
    --------------------------------------------------------------------------
    Total:                       1,885      $637,127,687.19            100.00%
    ==========================================================================



Banc of America Securities LLC                                              55
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


               Geographical Distribution of the Mortgage Properties
                       of the Group 3 & 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
       Geographic Area          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Alabama                          4        $1,625,200.00              0.26%
    Alaska                           1           541,000.00               0.08
    Arizona                         43        11,358,064.49               1.78
    California                     826       345,235,702.31              54.19
    Colorado                        39         9,971,224.24               1.57
    Connecticut                     21         7,345,753.13               1.15
    Delaware                        11         2,787,835.85               0.44
    District of Columbia             3           675,176.12               0.11
    Florida                        203        56,484,003.93               8.87
    Georgia                         19         4,611,564.20               0.72
    Hawaii                          20         8,840,094.53               1.39
    Idaho                           10         2,053,573.26               0.32
    Illinois                        29         8,131,697.80               1.28
    Indiana                          9         1,164,176.40               0.18
    Kansas                           3           522,044.17               0.08
    Kentucky                         8         1,658,386.85               0.26
    Louisiana                        3         1,706,445.73               0.27
    Maryland                        14         4,898,384.87               0.77
    Massachusetts                   40        14,112,950.59               2.22
    Michigan                        26         5,384,686.74               0.85
    Minnesota                       18         4,141,585.53               0.65
    Missouri                        11         1,386,296.07               0.22
    Nevada                         139        35,353,353.48               5.55
    New Hampshire                    3           891,920.00               0.14
    New Jersey                      54        17,322,567.97               2.72
    New Mexico                       5           896,344.32               0.14
    New York                        33        11,920,782.89               1.87
    North Carolina                  20         5,182,205.27               0.81
    Ohio                            13         2,635,348.59               0.41
    Oklahoma                         2           313,445.05               0.05
    Oregon                          30         7,953,770.63               1.25
    Pennsylvania                    32         7,435,717.15               1.17
    Rhode Island                     2           683,907.01               0.11
    South Carolina                  19         5,922,777.98               0.93
    Tennessee                        5         1,017,727.75               0.16
    Texas                           39         7,610,381.22               1.19
    Utah                            20         4,355,494.41               0.68
    Vermont                          1           648,510.94               0.10
    Virginia                        43        16,329,098.64               2.56
    Washington                      49        12,627,282.41               1.98
    West Virginia                    1            55,774.46               0.01
    Wisconsin                       13         3,273,030.21               0.51
    Wyoming                          1            62,400.00               0.01
    --------------------------------------------------------------------------
    Total:                       1,885      $637,127,687.19            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, no more than approximately 0.51% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.




Banc of America Securities LLC                                              56
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


             Current Mortgage Loan Principal Balances of the Group 3 & 4
                                  Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage Loan     Mortgage       Balance as of     Pool Principal
    Principal Balances ($)      Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    0.01 - 50,000.00                10          $415,418.32              0.07%
    50,000.01 - 100,000.00         105         8,577,924.40               1.35
    100,000.01 - 150,000.00        186        23,393,513.17               3.67
    150,000.01 - 200,000.00        246        43,918,292.65               6.89
    200,000.01 - 250,000.00        226        51,150,328.16               8.03
    250,000.01 - 300,000.00        205        56,375,850.99               8.85
    300,000.01 - 350,000.00        159        51,497,132.68               8.08
    350,000.01 - 400,000.00        191        72,217,536.72              11.33
    400,000.01 - 450,000.00        131        55,755,881.27               8.75
    450,000.01 - 500,000.00        116        55,470,857.20               8.71
    500,000.01 - 550,000.00         74        38,736,019.70               6.08
    550,000.01 - 600,000.00         54        31,105,378.41               4.88
    600,000.01 - 650,000.00         55        34,903,303.20               5.48
    650,000.01 - 700,000.00         25        16,951,718.88               2.66
    700,000.01 - 750,000.00         16        11,690,676.37               1.83
    750,000.01 - 800,000.00         14        10,924,239.34               1.71
    800,000.01 - 850,000.00         10         8,247,689.49               1.29
    850,000.01 - 900,000.00         11         9,613,750.00               1.51
    900,000.01 - 950,000.00         11        10,259,332.63               1.61
    950,000.01 - 1,000,000.00       18        17,883,742.64               2.81
    1,000,000.01 - 1,500,000.00     18        20,986,115.71               3.29
    1,500,000.01 - 2,000,000.00      4         7,052,985.26               1.11
    --------------------------------------------------------------------------
    Total:                       1,885      $637,127,687.19            100.00%
    ==========================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $337,999.





Banc of America Securities LLC                                              57
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


        Original Loan-To-Value Ratios of the Group 3 & 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Original Loan-To-Value    Mortgage       Balance as of     Pool Principal
          Ratios (%)           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    5.01 - 10.00                     1           $23,946.10              0.00%
    15.01 - 20.00                    1            98,800.00               0.02
    20.01 - 25.00                    5         1,653,500.00               0.26
    25.01 - 30.00                    6         1,778,988.58               0.28
    30.01 - 35.00                    7         1,794,295.96               0.28
    35.01 - 40.00                    7         1,698,611.88               0.27
    40.01 - 45.00                   15         4,535,287.36               0.71
    45.01 - 50.00                   24         7,647,879.68               1.20
    50.01 - 55.00                   54        17,709,902.49               2.78
    55.01 - 60.00                   59        23,866,934.17               3.75
    60.01 - 65.00                  125        41,903,525.79               6.58
    65.01 - 70.00                  208        80,559,950.38              12.64
    70.01 - 75.00                  268       102,575,311.94              16.10
    75.01 - 80.00                1,033       336,275,331.63              52.78
    80.01 - 85.00                   11         2,736,327.29               0.43
    85.01 - 90.00                   31         6,603,445.46               1.04
    90.01 - 95.00                   30         5,665,648.48               0.89
    --------------------------------------------------------------------------
    Total:                       1,885      $637,127,687.19            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 73.72%.





Banc of America Securities LLC                                              58
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


       Current Mortgage Interest Rates of the Group 3 & 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage          Mortgage       Balance as of     Pool Principal
    Interest Rates (%)         Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    0.751 - 1.000                  863      $327,617,709.50             51.42%
    1.001 - 1.250                    4         1,792,873.00               0.28
    1.251 - 1.500                  229        57,192,505.84               8.98
    1.501 - 1.750                  168        58,321,048.36               9.15
    1.751 - 2.000                   24         8,266,427.00               1.30
    2.001 - 2.250                   57        11,496,068.26               1.80
    2.251 - 2.500                    1           275,000.00               0.04
    2.501 - 2.750                   12         4,427,292.93               0.69
    3.001 - 3.250                    9         1,635,475.75               0.26
    3.251 - 3.500                    1           251,594.67               0.04
    3.501 - 3.750                    2           140,688.35               0.02
    3.751 - 4.000                    3           446,880.00               0.07
    4.001 - 4.250                   12         4,026,531.16               0.63
    4.251 - 4.500                   47        22,627,653.42               3.55
    4.501 - 4.750                   30        10,166,030.76               1.60
    4.751 - 5.000                  302        98,727,190.26              15.50
    5.001 - 5.250                   42        11,310,578.99               1.78
    5.251 - 5.500                   67        15,864,319.84               2.49
    5.501 - 5.750                    7         1,424,156.02               0.22
    5.751 - 6.000                    4           942,210.63               0.15
    6.001 - 6.250                    1           175,452.45               0.03
    --------------------------------------------------------------------------
    Total:                       1,885      $637,127,687.19            100.00%
    ==========================================================================
(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 2.179% per annum.




Banc of America Securities LLC                                              59
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


                Gross Margins of the Group 3 & 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Gross Margin (%)            Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    1.251 - 1.500                    2          $140,688.35              0.02%
    1.501 - 1.750                    2         1,408,334.12               0.22
    1.751 - 2.000                    8         2,031,660.00               0.32
    2.001 - 2.250                   40        15,298,476.76               2.40
    2.251 - 2.500                  179        70,353,807.59              11.04
    2.501 - 2.750                  461       180,954,033.61              28.40
    2.751 - 3.000                  539       181,874,319.19              28.55
    3.001 - 3.250                  280        88,688,795.92              13.92
    3.251 - 3.500                  225        55,995,330.04               8.79
    3.501 - 3.750                   70        22,174,890.78               3.48
    3.751 - 4.000                   49        12,535,897.63               1.97
    4.001 - 4.250                   17         3,605,997.45               0.57
    4.251 - 4.500                    5         1,029,130.75               0.16
    4.501 - 4.750                    3           421,925.00               0.07
    4.751 - 5.000                    1           132,000.00               0.02
    5.751 - 6.000                    4           482,400.00               0.08
    --------------------------------------------------------------------------
    Total:                       1,885      $637,127,687.19            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.882% per annum.


                Rate Ceilings of the Group 3 & 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Rate Ceilings (%)       Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    9.001 - 10.000               1,878      $634,922,999.05             99.65%
    10.001 - 11.000                  5         1,230,669.08               0.19
    11.001 - 12.000                  2           974,019.06               0.15
    --------------------------------------------------------------------------
    Total:                       1,885      $637,127,687.19            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 9.954% per annum.





Banc of America Securities LLC                                              60
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


     First or Next Rate Adjustment Date of the Group 3 & 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
     First or Next Rate       Mortgage       Balance as of     Pool Principal
      Adjustment Date           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    March 1, 2005                1,564      $530,884,949.38             83.32%
    April 1, 2005                  167        56,595,851.81               8.88
    May 1, 2005                    144        45,671,046.00               7.17
    June 1 ,2005                    10         3,975,840.00               0.62
    --------------------------------------------------------------------------
    Total:                       1,885      $637,127,687.19            100.00%
    ==========================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage Loans is expected to be approximately 1 month. For approximately 26.04% of the Group Mortgage Loans, the first Adjustment Date has already occurred.


               Remaining Terms of the Group 3 & 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Remaining Term (Months)     Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    341 - 360                    1,885      $637,127,687.19            100.00%
    --------------------------------------------------------------------------
    Total:                       1,885      $637,127,687.19            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 360 months.





Banc of America Securities LLC                                              61
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------

        Credit Scoring of Mortgagors of the Group 3 & 4 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
         Credit Scores          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    801 - 850                       33        $8,526,337.00              1.34%
    751 - 800                      377       123,337,273.22              19.36
    701 - 750                      594       206,477,010.86              32.41
    651 - 700                      706       248,790,379.02              39.05
    601 - 650                      173        49,576,997.22               7.78
    551 - 600                        2           419,689.87               0.07
    --------------------------------------------------------------------------
    Total:                       1,885      $637,127,687.19            100.00%
    ==========================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


          Maximum Negative Amortization of the Group 3 & 4 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
       Maximum Negative       Mortgage       Balance as of     Pool Principal
       Amortization (%)         Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    110                             33       $11,920,782.89              1.87%
    115                          1,852       625,206,904.30              98.13
    --------------------------------------------------------------------------
    Total:                       1,885      $637,127,687.19            100.00%
    ==========================================================================





Banc of America Securities LLC                                              62
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


                          Group 5 Collateral Summary

Description of The Group 5 Mortgage Loans
-----------------------------------------

The Group 5 Mortgage Loans consist of 49.03% One-Month and 50.97% Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first one or six months after origination and thereafter the Mortgage Loans have a variable interest rate. All of the Group 5 Mortgage Loans require only the payment of interest until the 121st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly or semi-annually thereafter. All of the mortgage interest rates will be indexed to One-Month or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Month and Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Month and Six-Month LIBOR Index is the average of the interbank offered rates for one-month and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 11.950% to 12.000%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.


None of the Group 5 Mortgage Loans have a prepayment fee as of the date of origination.
------------------------------------------------------------------------------

The approximate collateral statistics for the Group 5 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.




-----------------------------------------------------------------------------------------------------
                                                            Collateral Summary  Range (if applicable)
                                                            ------------------  ---------------------
-----------------------------------------------------------------------------------------------------
Total Outstanding Loan Balance                              $145,487,922.74

Total Number of Loans                                                   47

Average Loan Principal Balance                                   $3,095,488  $2,068,625 to $6,000,000

WA Gross Coupon                                                      4.283%          3.500% to 5.000%

WA FICO                                                                 719                630 to 814

WA Original Term                                                 360 months

WA Remaining Term                                                358 months         355 to 360 months

WA OLTV                                                              58.96%          42.94% to 80.00%

WA Months to First or Next Rate Adjustment Date                    2 months             1 to 6 months

WA Gross Margin                                                      2.090%          1.500% to 3.000%

WA Rate Ceiling                                                     11.999%        11.950% to 12.000%

Geographic Concentration of Mortgaged                  CA            73.91%
Properties (Top 5 States) based on the                 FL             6.30%
Aggregate Stated Principal Balance                     CO             6.23%
                                                       HI             4.07%
                                                       NV             3.24%

-----------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                              63
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


        Occupancy of Mortgaged Properties of the Group 5 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Occupancy               Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Primary Residence               44      $137,291,172.74             94.37%
    Second Home                      3         8,196,750.00               5.63
    --------------------------------------------------------------------------
    Total:                          47      $145,487,922.74            100.00%
    ==========================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                   Property Types of the Group 5 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Property Type           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Single Family Residence         36      $115,557,887.74             79.43%
    PUD                              9        24,658,285.00              16.95
    Condominium                      2         5,271,750.00               3.62
    --------------------------------------------------------------------------
    Total:                          47      $145,487,922.74            100.00%
    ==========================================================================


                Mortgage Loan Purpose of the Group 5 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
           Purpose              Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Refinance-Cashout               18       $64,144,555.80             44.09%
    Purchase                        15        41,931,975.00              28.82
    Refinance-Rate/Term             14        39,411,391.94              27.09
    --------------------------------------------------------------------------
    Total:                          47      $145,487,922.74            100.00%
    ==========================================================================




Banc of America Securities LLC                                              64
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


               Geographical Distribution of the Mortgage Properties
                         of the Group 5 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
       Geographic Area          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    California                      33      $107,523,647.74             73.91%
    Colorado                         3         9,068,625.00               6.23
    Florida                          3         9,171,750.00               6.30
    Georgia                          1         2,125,400.00               1.46
    Hawaii                           2         5,925,000.00               4.07
    Illinois                         1         2,541,000.00               1.75
    Massachusetts                    1         2,275,000.00               1.56
    Minnesota                        1         2,145,000.00               1.47
    Nevada                           2         4,712,500.00               3.24
    --------------------------------------------------------------------------
    Total:                          47      $145,487,922.74            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, no more than approximately 12.24% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.




Banc of America Securities LLC                                              65
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------

               Current Mortgage Loan Principal Balances of the Group 5
                                  Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage Loan     Mortgage       Balance as of     Pool Principal
    Principal Balances ($)      Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    2,050,000.01 - 2,100,000.00      2        $4,168,625.00              2.87%
    2,100,000.01 - 2,150,000.00      2         4,270,400.00               2.94
    2,150,000.01 - 2,200,000.00      2         4,377,500.00               3.01
    2,200,000.01 - 2,250,000.00      3         6,702,500.00               4.61
    2,250,000.01 - 2,300,000.00      2         4,546,750.00               3.13
    2,300,000.01 - 2,350,000.00      2         4,628,600.00               3.18
    2,450,000.01 - 2,500,000.00      4         9,965,000.00               6.85
    2,500,000.01 - 2,550,000.00      3         7,576,391.94               5.21
    2,550,000.01 - 2,600,000.00      3         7,760,060.00               5.33
    2,700,000.01 - 2,750,000.00      1         2,750,000.00               1.89
    2,850,000.01 - 2,900,000.00      1         2,890,000.00               1.99
    2,900,000.01 - 2,950,000.00      4        11,705,000.00               8.05
    2,950,000.01 - 3,000,000.00      5        15,000,000.00              10.31
    3,450,000.01 - 3,500,000.00      2         6,998,854.17               4.81
    3,550,000.01 - 3,600,000.00      1         3,597,000.00               2.47
    3,600,000.01 - 3,650,000.00      1         3,625,000.00               2.49
    3,800,000.01 - 3,850,000.00      1         3,849,629.65               2.65
    3,850,000.01 - 3,900,000.00      1         3,900,000.00               2.68
    4,350,000.01 - 4,400,000.00      1         4,380,000.00               3.01
    4,450,000.01 - 4,500,000.00      1         4,500,000.00               3.09
    5,100,000.01 - 5,150,000.00      1         5,142,500.00               3.53
    5,450,000.01 - 5,500,000.00      1         5,499,111.98               3.78
    5,750,000.01 - 5,800,000.00      1         5,775,000.00               3.97
    5,850,000.01 - 5,900,000.00      1         5,880,000.00               4.04
    5,950,000.01 - 6,000,000.00      1         6,000,000.00               4.12
    --------------------------------------------------------------------------
    Total:                          47      $145,487,922.74            100.00%
    ==========================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $3,095,488.





Banc of America Securities LLC                                              66
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


          Original Loan-To-Value Ratios of the Group 5 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Original Loan-To-Value    Mortgage       Balance as of     Pool Principal
          Ratios (%)           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    40.01 - 45.00                    2        $5,624,254.17              3.87%
    45.01 - 50.00                    5        15,625,000.00              10.74
    50.01 - 55.00                    7        26,046,241.63              17.90
    55.01 - 60.00                   14        48,421,000.00              33.28
    60.01 - 65.00                   16        42,265,426.94              29.05
    65.01 - 70.00                    2         5,026,000.00               3.45
    75.01 - 80.00                    1         2,480,000.00               1.70
    --------------------------------------------------------------------------
    Total:                          47      $145,487,922.74            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 58.96%.




Banc of America Securities LLC                                              67
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


         Current Mortgage Interest Rates of the Group 5 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage          Mortgage       Balance as of     Pool Principal
    Interest Rates (%)         Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    3.251 - 3.500                    2        $4,648,625.00              3.20%
    3.501 - 3.750                    5        12,127,900.00               8.34
    3.751 - 4.000                    9        30,607,100.00              21.04
    4.001 - 4.250                   10        29,445,391.94              20.24
    4.251 - 4.500                   11        34,775,879.65              23.90
    4.501 - 4.750                    7        25,523,026.15              17.54
    4.751 - 5.000                    3         8,360,000.00               5.75
    --------------------------------------------------------------------------
    Total:                          47      $145,487,922.74            100.00%
    ==========================================================================
(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 4.283% per annum.


                  Gross Margins of the Group 5 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Gross Margin (%)            Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    1.251 - 1.500                    4       $10,568,625.00              7.26%
    1.501 - 1.750                    6        17,765,400.00              12.21
    1.751 - 2.000                   12        36,177,100.00              24.87
    2.001 - 2.250                   13        44,674,737.74              30.71
    2.251 - 2.500                    9        23,205,060.00              15.95
    2.501 - 2.750                    2         9,597,000.00               6.60
    2.751 - 3.000                    1         3,500,000.00               2.41
    --------------------------------------------------------------------------
    Total:                          47      $145,487,922.74            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.090% per annum.



                  Rate Ceilings of the Group 5 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Rate Ceilings (%)       Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    11.001 - 12.000                 47      $145,487,922.74            100.00%
    --------------------------------------------------------------------------
    Total:                          47      $145,487,922.74            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 11.999% per annum.



Banc of America Securities LLC                                              68
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


       First or Next Rate Adjustment Date of the Group 5 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
     First or Next Rate       Mortgage       Balance as of     Pool Principal
      Adjustment Date           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    March 1, 2005                   24       $76,296,076.63             52.44%
    April 1, 2005                    4        11,250,000.00               7.73
    May 1, 2005                      6        21,177,000.00              14.56
    June 1, 2005                     8        22,550,391.94              15.50
    July 1, 2005                     4        11,289,454.17               7.76
    August 1, 2005                   1         2,925,000.00               2.01
    --------------------------------------------------------------------------
    Total:                          47      $145,487,922.74            100.00%
    ==========================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage Loans is expected to be approximately 1 month. For approximately 49.03% of the Group Mortgage Loans, the first Adjustment Date has already occurred.


                 Remaining Terms of the Group 5 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Remaining Term (Months)     Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    341 - 360                       47      $145,487,922.74            100.00%
    --------------------------------------------------------------------------
    Total:                          47      $145,487,922.74            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 358 months.


          Credit Scoring of Mortgagors of the Group 5 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
         Credit Scores          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    801 - 850                        1        $2,271,750.00              1.56%
    751 - 800                        8        25,041,125.00              17.21
    701 - 750                       22        65,017,695.80              44.69
    651 - 700                       14        45,057,351.94              30.97
    601 - 650                        2         8,100,000.00               5.57
    --------------------------------------------------------------------------
    Total:                          47      $145,487,922.74            100.00%
    ==========================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).



Banc of America Securities LLC                                              69
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


                          Group 6 Collateral Summary

Description of The Group 6 Mortgage Loans
-----------------------------------------

The Group 6 Mortgage Loans consist of Negative Amortizing ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first one to three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 6 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. Approximately 54.89%, 40.66% and 4.45% of the mortgage interest rates will be indexed to MTA, LIBOR and COFI respectfully, and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage interest rates are subject to lifetime maximum mortgage interest rates of 9.950%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Approximately 35.39% of the Group 6 Mortgage Loans have a prepayment fee as of the date of origination.
------------------------------------------------------------------------------

The approximate collateral statistics for the Group 6 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                           Collateral Summary  Range (if applicable)
                                           ------------------  ---------------------
--------------------------------------------------------------------------------------
Total Outstanding Loan Balance             $356,765,779.07

Total Number of Loans                                  116

Average Loan Principal Balance                  $3,075,567     $1,886,584 to $5,991,844

WA Gross Coupon                                     3.824%             1.000% to 5.625%

WA FICO                                                720                   623 to 795

WA Original Term                                360 months

WA Remaining Term                               358 months            353 to 360 months

WA OLTV                                             59.04%             30.00% to 80.00%

WA Months to First or Next Rate                    1 month                1 to 2 months
Adjustment Date

WA Gross Margin                                     2.761%             1.550% to 3.450%

WA Rate Ceiling                                     9.950%


--------------------------------------------------------------------------------------
Geographic Concentration of Mortgaged      CA       60.65%
Properties (Top 5 States) based on the     FL        7.79%
Aggregate Stated Principal Balance         NY        5.68%
                                           HI        4.89%
                                           CO        4.78%

--------------------------------------------------------------------------------------




Banc of America Securities LLC                                              70
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


        Occupancy of Mortgaged Properties of the Group 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Occupancy               Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Primary Residence               98      $304,521,173.29             85.36%
    Second Home                     18        52,244,605.78              14.64
    --------------------------------------------------------------------------
    Total:                         116      $356,765,779.07            100.00%
    ==========================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                   Property Types of the Group 6 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Property Type           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Single Family Residence         89      $280,569,742.34             78.64%
    PUD                             25        71,153,699.79              19.94
    Condominium                      2         5,042,336.94               1.41
    --------------------------------------------------------------------------
    Total:                         116      $356,765,779.07            100.00%
    ==========================================================================


                Mortgage Loan Purpose of the Group 6 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
           Purpose              Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Refinance-Cashout               40      $129,185,093.71             36.21%
    Purchase                        44       132,187,244.22              37.05
    Refinance-Rate/Term             32        95,393,441.14              26.74
    --------------------------------------------------------------------------
    Total:                         116      $356,765,779.07            100.00%
    ==========================================================================





Banc of America Securities LLC                                              71
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


               Geographical Distribution of the Mortgage Properties
                         of the Group 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
       Geographic Area          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    California                      71      $216,378,989.65             60.65%
    Colorado                         5        17,059,872.52               4.78
    Connecticut                      1         2,784,756.54               0.78
    Delaware                         2         5,181,409.29               1.45
    Florida                          8        27,789,527.28               7.79
    Hawaii                           6        17,434,497.39               4.89
    Illinois                         1         3,944,493.65               1.11
    Maryland                         1         2,380,379.38               0.67
    Massachusetts                    2         5,972,446.95               1.67
    Nevada                           5        14,403,800.45               4.04
    New Jersey                       1         3,458,795.06               0.97
    New York                         7        20,252,066.40               5.68
    Ohio                             1         4,391,070.07               1.23
    Texas                            3        10,553,800.67               2.96
    Utah                             1         2,574,614.80               0.72
    Washington                       1         2,205,258.97               0.62
    --------------------------------------------------------------------------
    Total:                         116      $356,765,779.07            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, no more than approximately 9.12% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.






Banc of America Securities LLC                                              72
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


               Current Mortgage Loan Principal Balances of the Group 6
                                  Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage Loan     Mortgage       Balance as of     Pool Principal
    Principal Balances ($)     Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    1,800,000.01 - 1,900,000.00      1        $1,886,583.78              0.53%
    2,000,000.01 - 2,100,000.00      7        14,501,647.96               4.06
    2,100,000.01 - 2,200,000.00      6        12,956,292.46               3.63
    2,200,000.01 - 2,300,000.00      5        11,190,887.86               3.14
    2,300,000.01 - 2,400,000.00      7        16,491,621.05               4.62
    2,400,000.01 - 2,500,000.00      8        19,708,230.65               5.52
    2,500,000.01 - 2,600,000.00      7        18,045,449.89               5.06
    2,600,000.01 - 2,700,000.00      8        21,227,379.89               5.95
    2,700,000.01 - 2,800,000.00      7        19,337,747.60               5.42
    2,800,000.01 - 2,900,000.00      4        11,480,403.20               3.22
    2,900,000.01 - 3,000,000.00     22        65,680,561.38              18.41
    3,000,000.01 - 3,100,000.00      2         6,079,079.03               1.70
    3,100,000.01 - 3,200,000.00      1         3,128,637.43               0.88
    3,200,000.01 - 3,300,000.00      1         3,299,194.65               0.92
    3,400,000.01 - 3,500,000.00      6        20,922,321.22               5.86
    3,500,000.01 - 3,600,000.00      1         3,573,660.54               1.00
    3,600,000.01 - 3,700,000.00      2         7,265,918.82               2.04
    3,700,000.01 - 3,800,000.00      1         3,732,409.56               1.05
    3,800,000.01 - 3,900,000.00      2         7,734,464.37               2.17
    3,900,000.01 - 4,000,000.00      2         7,890,134.53               2.21
    4,100,000.01 - 4,200,000.00      1         4,171,516.58               1.17
    4,200,000.01 - 4,300,000.00      1         4,283,316.78               1.20
    4,300,000.01 - 4,400,000.00      3        13,179,772.94               3.69
    4,600,000.01 - 4,700,000.00      1         4,608,910.65               1.29
    4,700,000.01 - 4,800,000.00      1         4,740,359.75               1.33
    4,900,000.01 - 5,000,000.00      1         4,940,697.09               1.38
    5,000,000.01 - 5,100,000.00      2        10,151,355.64               2.85
    5,400,000.01 - 5,500,000.00      1         5,491,378.69               1.54
    5,500,000.01 - 5,600,000.00      1         5,538,736.12               1.55
    5,700,000.01 - 5,800,000.00      2        11,547,441.76               3.24
    5,900,000.01 - 6,000,000.00      2        11,979,667.20               3.36
    --------------------------------------------------------------------------
    Total:                         116      $356,765,779.07            100.00%
    ==========================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $3,075,567.





Banc of America Securities LLC                                              73
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


          Original Loan-To-Value Ratios of the Group 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Original Loan-To-Value    Mortgage       Balance as of     Pool Principal
          Ratios (%)           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    25.01 - 30.00                    1        $2,996,062.97              0.84%
    40.01 - 45.00                    4        11,709,673.11               3.28
    45.01 - 50.00                    6        18,171,366.88               5.09
    50.01 - 55.00                   32       107,195,592.89              30.05
    55.01 - 60.00                   23        81,892,936.58              22.95
    60.01 - 65.00                   31        83,712,805.57              23.46
    65.01 - 70.00                   16        43,443,284.66              12.18
    70.01 - 75.00                    1         2,658,593.34               0.75
    75.01 - 80.00                    2         4,985,463.07               1.40
    --------------------------------------------------------------------------
    Total:                         116      $356,765,779.07            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 59.04%.




Banc of America Securities LLC                                              74
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


         Current Mortgage Interest Rates of the Group 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage          Mortgage       Balance as of     Pool Principal
    Interest Rates (%)         Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    0.751 - 1.000                    1        $2,670,000.00              0.75%
    1.751 - 2.000                   32       108,419,068.86              30.39
    2.001 - 2.250                    1         2,190,725.33               0.61
    2.501 - 2.750                    6        18,082,678.24               5.07
    3.751 - 4.000                    2         5,955,193.39               1.67
    4.001 - 4.250                    2         5,282,583.53               1.48
    4.251 - 4.500                    7        19,934,046.82               5.59
    4.501 - 4.750                   28        80,690,004.78              22.62
    4.751 - 5.000                   19        57,281,725.13              16.06
    5.001 - 5.250                   16        49,386,897.80              13.84
    5.251 - 5.500                    1         3,299,194.65               0.92
    5.501 - 5.750                    1         3,573,660.54               1.00
    --------------------------------------------------------------------------
    Total:                         116      $356,765,779.07            100.00%
    ==========================================================================
(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 3.824% per annum.

                  Gross Margins of the Group 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Gross Margin (%)            Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    1.501 - 1.750                    2        $6,141,150.40              1.72%
    1.751 - 2.000                    1         2,074,886.80               0.58
    2.001 - 2.250                    2         4,689,348.55               1.31
    2.251 - 2.500                   21        59,081,947.61              16.56
    2.501 - 2.750                   34       106,491,007.89              29.85
    2.751 - 3.000                   34       100,226,121.37              28.09
    3.001 - 3.250                   13        40,810,755.86              11.44
    3.251 - 3.500                    9        37,250,560.59              10.44
    --------------------------------------------------------------------------
    Total:                         116      $356,765,779.07            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.761% per annum.




Banc of America Securities LLC                                              75
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


                  Rate Ceilings of the Group 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Rate Ceilings (%)       Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    9.001 - 10.000                 116      $356,765,779.07            100.00%
    --------------------------------------------------------------------------
    Total:                         116      $356,765,779.07            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 9.950% per annum.



       First or Next Rate Adjustment Date of the Group 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
     First or Next Rate       Mortgage       Balance as of     Pool Principal
      Adjustment Date           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    March 1, 2005                  113      $348,991,725.40             97.82%
    April 1, 2005                    3         7,774,053.67               2.18
    --------------------------------------------------------------------------
    Total:                         116      $356,765,779.07            100.00%
    ==========================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage Loans is expected to be approximately 1 month. For approximately 94.23% of the Group Mortgage Loans, the first Adjustment Date has already occurred.


                 Remaining Terms of the Group 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Remaining Term (Months)     Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    341 - 360                      116      $356,765,779.07            100.00%
    --------------------------------------------------------------------------
    Total:                         116      $356,765,779.07            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 358 months.




Banc of America Securities LLC                                              76
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


          Credit Scoring of Mortgagors of the Group 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
         Credit Scores          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    751 - 800                       27       $90,183,521.65             25.28%
    701 - 750                       45       138,060,492.23              38.70
    651 - 700                       40       119,059,255.87              33.37
    601 - 650                        4         9,462,509.32               2.65
    --------------------------------------------------------------------------
    Total:                         116      $356,765,779.07            100.00%
    ==========================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


            Maximum Negative Amortization of the Group 6 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
       Maximum Negative       Mortgage       Balance as of     Pool Principal
       Amortization (%)         Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    110                              7       $20,252,066.40              5.68%
    115                            109       336,513,712.67              94.32
    --------------------------------------------------------------------------
    Total:                         116      $356,765,779.07            100.00%
    ==========================================================================




Banc of America Securities LLC                                              77
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


                        Group 5 & 6 Collateral Summary


Description of The Group 5 & 6 Mortgage Loans
---------------------------------------------

The Group 5 & 6 Mortgage Loans consist of One-Month and Six-Month LIBOR based ARMs and Negative Amortizing ARMs secured by first lien, one-to-four family residential properties. Approximately 28.97% of the Group 5 & 6 Mortgage Loans require only the payment of interest until the 121st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates range from 9.950% to 12.000%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Approximately 25.14% of the Group 5 & 6 Mortgage Loans have a prepayment fee as of the date of origination.
------------------------------------------------------------------------------

The approximate collateral statistics for the Group 5 & 6 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

---------------------------------------------------------------------------------------
                                           Collateral Summary  Range (if applicable)
                                           ------------------  ---------------------
---------------------------------------------------------------------------------------
Total Outstanding Loan Balance             $502,253,701.81

Total Number of Loans                                  163

Average Loan Principal Balance                  $3,081,311    $1,886,584 to $6,000,000

WA Gross Coupon                                     3.957%            1.000% to 5.625%

WA FICO                                                719                  623 to 814

WA Original Term                                360 months

WA Remaining Term                               358 months           353 to 360 months

WA OLTV                                             59.02%            30.00% to 80.00%

WA Months to First or Next Rate                    1 month               1 to 6 months
Adjustment Date

WA Gross Margin                                     2.567%            1.500% to 3.450%

WA Rate Ceiling                                    10.544%           9.950% to 12.000%

---------------------------------------------------------------------------------------
Geographic Concentration of Mortgaged      CA       64.49%
Properties (Top 5 States) based on the     FL        7.36%
Aggregate Stated Principal Balance         CO        5.20%
                                           HI        4.65%
                                           NY        4.03%

---------------------------------------------------------------------------------------




Banc of America Securities LLC                                              78
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


      Occupancy of Mortgaged Properties of the Group 5 & 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Occupancy               Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Primary Residence              142      $441,812,346.03             87.97%
    Second Home                     21        60,441,355.78              12.03
    --------------------------------------------------------------------------
    Total:                         163      $502,253,701.81            100.00%
    ==========================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                 Property Types of the Group 5 & 6 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Property Type           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Single Family Residence        125      $396,127,630.08             78.87%
    PUD                             34        95,811,984.79              19.08
    Condominium                      4        10,314,086.94               2.05
    --------------------------------------------------------------------------
    Total:                         163      $502,253,701.81            100.00%
    ==========================================================================


              Mortgage Loan Purpose of the Group 5 & 6 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
           Purpose              Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    Refinance-Cashout               58      $193,329,649.51             38.49%
    Purchase                        59       174,119,219.22              34.67
    Refinance-Rate/Term             46       134,804,833.08              26.84
    --------------------------------------------------------------------------
    Total:                         163      $502,253,701.81            100.00%
    ==========================================================================





Banc of America Securities LLC                                              79
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


               Geographical Distribution of the Mortgage Properties
                       of the Group 5 & 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
       Geographic Area          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    California                     104      $323,902,637.39             64.49%
    Colorado                         8        26,128,497.52               5.20
    Connecticut                      1         2,784,756.54               0.55
    Delaware                         2         5,181,409.29               1.03
    Florida                         11        36,961,277.28               7.36
    Georgia                          1         2,125,400.00               0.42
    Hawaii                           8        23,359,497.39               4.65
    Illinois                         2         6,485,493.65               1.29
    Maryland                         1         2,380,379.38               0.47
    Massachusetts                    3         8,247,446.95               1.64
    Minnesota                        1         2,145,000.00               0.43
    Nevada                           7        19,116,300.45               3.81
    New Jersey                       1         3,458,795.06               0.69
    New York                         7        20,252,066.40               4.03
    Ohio                             1         4,391,070.07               0.87
    Texas                            3        10,553,800.67               2.10
    Utah                             1         2,574,614.80               0.51
    Washington                       1         2,205,258.97               0.44
    --------------------------------------------------------------------------
    Total:                         163      $502,253,701.81            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, no more than approximately 10.02% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.






Banc of America Securities LLC                                              80
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


             Current Mortgage Loan Principal Balances of the Group 5 & 6
                                  Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage Loan     Mortgage       Balance as of     Pool Principal
    Principal Balances ($)      Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    1,800,000.01 - 1,900,000.00      1        $1,886,583.78              0.38%
    2,000,000.01 - 2,100,000.00      9        18,670,272.96               3.72
    2,100,000.01 - 2,200,000.00     10        21,604,192.46               4.30
    2,200,000.01 - 2,300,000.00     10        22,440,137.86               4.47
    2,300,000.01 - 2,400,000.00      9        21,120,221.05               4.21
    2,400,000.01 - 2,500,000.00     12        29,673,230.65               5.91
    2,500,000.01 - 2,600,000.00     13        33,381,901.83               6.65
    2,600,000.01 - 2,700,000.00      8        21,227,379.89               4.23
    2,700,000.01 - 2,800,000.00      8        22,087,747.60               4.40
    2,800,000.01 - 2,900,000.00      5        14,370,403.20               2.86
    2,900,000.01 - 3,000,000.00     31        92,385,561.38              18.39
    3,000,000.01 - 3,100,000.00      2         6,079,079.03               1.21
    3,100,000.01 - 3,200,000.00      1         3,128,637.43               0.62
    3,200,000.01 - 3,300,000.00      1         3,299,194.65               0.66
    3,400,000.01 - 3,500,000.00      8        27,921,175.39               5.56
    3,500,000.01 - 3,600,000.00      2         7,170,660.54               1.43
    3,600,000.01 - 3,700,000.00      3        10,890,918.82               2.17
    3,700,000.01 - 3,800,000.00      1         3,732,409.56               0.74
    3,800,000.01 - 3,900,000.00      4        15,484,094.02               3.08
    3,900,000.01 - 4,000,000.00      2         7,890,134.53               1.57
    4,100,000.01 - 4,200,000.00      1         4,171,516.58               0.83
    4,200,000.01 - 4,300,000.00      1         4,283,316.78               0.85
    4,300,000.01 - 4,400,000.00      4        17,559,772.94               3.50
    4,400,000.01 - 4,500,000.00      1         4,500,000.00               0.90
    4,600,000.01 - 4,700,000.00      1         4,608,910.65               0.92
    4,700,000.01 - 4,800,000.00      1         4,740,359.75               0.94
    4,900,000.01 - 5,000,000.00      1         4,940,697.09               0.98
    5,000,000.01 - 5,100,000.00      2        10,151,355.64               2.02
    5,100,000.01 - 5,200,000.00      1         5,142,500.00               1.02
    5,400,000.01 - 5,500,000.00      2        10,990,490.67               2.19
    5,500,000.01 - 5,600,000.00      1         5,538,736.12               1.10
    5,700,000.01 - 5,800,000.00      3        17,322,441.76               3.45
    5,800,000.01 - 5,900,000.00      1         5,880,000.00               1.17
    5,900,000.01 - 6,000,000.00      3        17,979,667.20               3.58
    --------------------------------------------------------------------------
    Total:                         163      $502,253,701.81            100.00%
    ==========================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $3,081,311.





Banc of America Securities LLC                                              81
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


        Original Loan-To-Value Ratios of the Group 5 & 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Original Loan-To-Value    Mortgage       Balance as of     Pool Principal
          Ratios (%)           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    25.01 - 30.00                    1        $2,996,062.97              0.60%
    40.01 - 45.00                    6        17,333,927.28               3.45
    45.01 - 50.00                   11        33,796,366.88               6.73
    50.01 - 55.00                   39       133,241,834.52              26.53
    55.01 - 60.00                   37       130,313,936.58              25.95
    60.01 - 65.00                   47       125,978,232.51              25.08
    65.01 - 70.00                   18        48,469,284.66               9.65
    70.01 - 75.00                    1         2,658,593.34               0.53
    75.01 - 80.00                    3         7,465,463.07               1.49
    --------------------------------------------------------------------------
    Total:                         163      $502,253,701.81            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 59.02%.




Banc of America Securities LLC                                              82
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


       Current Mortgage Interest Rates of the Group 5 & 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
    Current Mortgage          Mortgage       Balance as of     Pool Principal
    Interest Rates (%)         Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    0.751 - 1.000                    1        $2,670,000.00              0.53%
    1.751 - 2.000                   32       108,419,068.86              21.59
    2.001 - 2.250                    1         2,190,725.33               0.44
    2.501 - 2.750                    6        18,082,678.24               3.60
    3.251 - 3.500                    2         4,648,625.00               0.93
    3.501 - 3.750                    5        12,127,900.00               2.41
    3.751 - 4.000                   11        36,562,293.39               7.28
    4.001 - 4.250                   12        34,727,975.47               6.91
    4.251 - 4.500                   18        54,709,926.47              10.89
    4.501 - 4.750                   35       106,213,030.93              21.15
    4.751 - 5.000                   22        65,641,725.13              13.07
    5.001 - 5.250                   16        49,386,897.80               9.83
    5.251 - 5.500                    1         3,299,194.65               0.66
    5.501 - 5.750                    1         3,573,660.54               0.71
    --------------------------------------------------------------------------
    Total:                         163      $502,253,701.81            100.00%
    ==========================================================================
(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 3.957% per annum.


                Gross Margins of the Group 5 & 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Gross Margin (%)            Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    1.251 - 1.500                    4       $10,568,625.00              2.10%
    1.501 - 1.750                    8        23,906,550.40               4.76
    1.751 - 2.000                   13        38,251,986.80               7.62
    2.001 - 2.250                   15        49,364,086.29               9.83
    2.251 - 2.500                   30        82,287,007.61              16.38
    2.501 - 2.750                   36       116,088,007.89              23.11
    2.751 - 3.000                   35       103,726,121.37              20.65
    3.001 - 3.250                   13        40,810,755.86               8.13
    3.251 - 3.500                    9        37,250,560.59               7.42
    --------------------------------------------------------------------------
    Total:                         163      $502,253,701.81            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.567% per annum.





Banc of America Securities LLC                                              83
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


                Rate Ceilings of the Group 5 & 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
        Rate Ceilings (%)       Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    9.001 - 10.000                 116      $356,765,779.07             71.03%
    11.001 - 12.000                 47       145,487,922.74              28.97
    --------------------------------------------------------------------------
    Total:                         163      $502,253,701.81            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 10.544% per annum.



     First or Next Rate Adjustment Date of the Group 5 & 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
     First or Next Rate       Mortgage       Balance as of     Pool Principal
      Adjustment Date           Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    March 1, 2005                  137      $425,287,802.03             84.68%
    April 1, 2005                    7        19,024,053.67               3.79
    May 1, 2005                      6        21,177,000.00               4.22
    June 1, 2005                     8        22,550,391.94               4.49
    July 1, 2005                     4        11,289,454.17               2.25
    August 1, 2005                   1         2,925,000.00               0.58
    --------------------------------------------------------------------------
    Total:                         163      $502,253,701.81            100.00%
    ==========================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage Loans is expected to be approximately 1 month. For approximately 81.14% of the Group Mortgage Loans, the first Adjustment Date has already occurred.


               Remaining Terms of the Group 5 & 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
    Remaining Term (Months)     Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    341 - 360                      163      $502,253,701.81            100.00%
    --------------------------------------------------------------------------
    Total:                         163      $502,253,701.81            100.00%
    ==========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 358 months.





Banc of America Securities LLC                                              84
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities             CHL Mortgage Pass-Through Trust 2005-11
                     [LOGO OMITTED]      Mortgage Pass-Through Certificates
                                            $1,305,935,672 (approximate)
-------------------------------------------------------------------------------


        Credit Scoring of Mortgagors of the Group 5 & 6 Mortgage Loans (1)

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
                              Mortgage       Balance as of     Pool Principal
         Credit Scores          Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    801 - 850                        1        $2,271,750.00              0.45%
    751 - 800                       35       115,224,646.65              22.94
    701 - 750                       67       203,078,188.03              40.43
    651 - 700                       54       164,116,607.81              32.68
    601 - 650                        6        17,562,509.32               3.50
    --------------------------------------------------------------------------
    Total:                         163      $502,253,701.81            100.00%
    ==========================================================================

(2) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


          Maximum Negative Amortization of the Group 5 & 6 Mortgage Loans

    --------------------------------------------------------------------------
                                               Aggregate             % of
                             Number Of     Stated Principal      Cut-Off Date
       Maximum Negative       Mortgage       Balance as of     Pool Principal
       Amortization (%)         Loans        Cut-Off Date           Balance
    --------------------------------------------------------------------------
    N/A                             47      $145,487,922.74             28.97%
    110                              7        20,252,066.40               4.03
    115                            109       336,513,712.67              67.00
    --------------------------------------------------------------------------
    Total:                         163      $502,253,701.81            100.00%
    ==========================================================================





Banc of America Securities LLC                                              85
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------